                                                                   EXHIBIT 10.14

                                   SUBLEASE

                                    between

                          NEWTON TECHNOLOGY PARK LLC


                                  as Landlord

                                      and

                                 LIFEF/X, INC.

                                   as Tenant

                                      of

             Premises at 153 Needham Street, Newton, Massachusetts



                                March 16, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page

1.     Definitions.......................................................  2
2.     Premises and Term; Master Lease...................................  5
2.1    Premises; Master Lease............................................  5
2.2    Appurtenant Rights................................................  6
2.3    Landlord's Reservations...........................................  6
2.4    Parking...........................................................  6
2.6    Commencement Date.................................................  6
2.9    Preparation of the Premises.......................................  7
2.10   Prior Access......................................................  9
3.     Rent and Other Payments; Security Deposit.........................  9
3.1    Annual Fixed Rent.................................................  9
3.2    Real Estate Taxes.................................................  9
3.3    Operating Expenses................................................ 11
3.4    Directly Metered Utility Charges.................................. 13
3.5    Above-standard Services........................................... 13
3.6    No Offsets........................................................ 13
3.7    Rent.............................................................. 13
3.8    Security Deposit.................................................. 13
4.     Alterations....................................................... 16
4.1    Consent Required for Tenant's Alterations......................... 16
4.2    Ownership of Alterations.......................................... 16
4.3    Construction Requirements for Alterations......................... 16
4.4    Payment for Tenant Alterations.................................... 17
4.5    As Is............................................................. 18
5.     Responsibility for Condition of Premises; Landlord's Services..... 18
5.1    Maintenance and Repair Obligations of the Landlord................ 18
5.2    Maintenance and Repair Obligations of Tenant; Surrender........... 18
5.3    Landlord's Services; Landlord Delay; Interruption................. 19
5.4    ADA Compliance.................................................... 19
5.5    Signage........................................................... 19
5.6    Trash Removal..................................................... 20
6.     Certain Covenants................................................. 20
6.1    Permitted Uses.................................................... 20
6.2    Laws and Regulations and Other Compliance; Liens.................. 20
6.3    Rules and Regulations............................................. 21
6.4    Safety Compliance................................................. 21
6.5    Landlord's Entry.................................................. 21
6.6    Personal Property Tax............................................. 22
6.7    Assignment and Subleases.......................................... 22

7.     Indemnity and Insurance........................................... 23
7.1    Tenant's Indemnity................................................ 23
7.2    Liability Insurance............................................... 23
7.3    Tenant's Risk..................................................... 25
7.4    Property Insurance................................................ 25
7.5    Waiver of Subrogation............................................. 26
7.6    Indemnity Procedural Provisions................................... 26
8.     Casualty and Eminent Domain....................................... 27
8.1    Restoration Following Casualties.................................. 28
8.2    Termination Elections............................................. 28
8.3    Casualty at Expiration of Lease................................... 29
8.4    Eminent Domain.................................................... 29
8.5    Rent After Casualty or Taking..................................... 30
8.6    Taking Award...................................................... 30
9.     Default........................................................... 30
9.1    Tenant's Default.................................................. 30
9.2    Damages........................................................... 31
9.3    Cumulative Rights................................................. 32
9.4    Landlord's Self-help.............................................. 32
9.6    Late Charges and Interest on Overdue Payments..................... 32
9.7    Consequential Damages............................................. 33
10.    Environmental Matters............................................. 33
10.1   Tenant's Use of Hazardous Materials............................... 33
10.2   Tenant's Environmental Indemnification............................ 34
10.3   Landlord's Environmental Indemnification.......................... 35
 11.   Mortgagees' and Ground Lessors' Rights............................ 36
11.1   Subordination, Non-Disturbance and Attornment..................... 36
11.2   Estoppel Certificates............................................. 36
12.    Miscellaneous..................................................... 37
12.2   Notices........................................................... 37
12.3   Successors and Limitation on Liability of the Landlord............ 37
12.4   Waivers........................................................... 38
12.5   Acceptance of Partial Payments of Rent............................ 38
12.6   Interpretation and Partial Invalidity............................. 38
12.7   Quiet Enjoyment................................................... 38
12.8   Brokerage......................................................... 39
12.9   Surrender of Premises and Holding Over............................ 39
12.10  Exhibits.......................................................... 39
12.11  Master Lease...................................................... 40
12.12  Financial Information............................................. 40
EXHIBIT A   Basic Lease Terms............................................ 41
EXHIBIT B   Legal Description of the Land................................ 43
EXHIBIT C   Site Plan.................................................... 44
EXHIBIT D   Floor Plan................................................... 45

EXHIBIT E   Rules and Regulations........................................ 46
EXHIBIT F   Exclusions from Operating Expenses........................... 52

                                   SUBLEASE


     THIS SUBLEASE (this "Lease") is entered into as of March 16, 2000 by and between NEWTON TECHNOLOGY PARK LLC, a Delaware limited liability company(the "Landlord"), and LIFEF/X, INC., a Nevada corporation (the "Tenant").

     In consideration of the mutual covenants herein set forth, the Landlord and the Tenant do hereby agree to the terms and conditions set forth in this Lease.

1.   Definitions.  The following terms have the meanings indicated or referred
     -----------
to below.

     "Acceptance Notice" - See Section 2.8.
                               -----------

     "Additional Rent" means all charges payable by the Tenant pursuant to this Lease other than Annual Fixed Rent, including, without implied limitation, the Tenant's Tax Expense Allocable to the Premises payable pursuant to Section 3.2; the Tenant's Operating Expenses Allocable to the Premises payable pursuant to
Section 3.3; and amounts payable for special services pursuant to Section 3.5.

     "Annual Fixed Rent" - See Exhibit A.
                               ---------

     "Base Building Systems" - See Section 5.2.
                                   -----------

     "Buildings" means, collectively, the three presently existing buildings on the Land known as Building N1, Building N2 and Building N3, respectively, as shown on the Site Plan, and any additions to existing Buildings or any other buildings constructed in the future on the Land, other than accessory structures.

     "Commencement Date" - See Section 2.6.
                               -----------

     "Environment" shall mean soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air, and any environmental medium.

     "Environmental Laws" means all federal, state or local laws, ordinances, rules, regulations, or policies whether now or hereafter enacted, applicable to the Premises and/or the Tenant's use or occupancy of the Premises or the Tenant's activities on or about the Premises, and governing the use, clean-up, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, including, without limitation: the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sec. 9601, et seq.) as amended by the Superfund Amendment and
                      -- ----
Reauthorization Act; the Solid Waste Disposal Act (42 U.S.C. Sec. 6901 et seq);
                                                                       -- ---
the Hazardous Materials Transportation Act (49 U.S.C. Sec. 1801, et seq.); the
                                                                 -- ----
Toxic Substances Control Act; the Resource Conservation and Recovery Act; the Federal Clean Water Act; Massachusetts General Laws Chapter 21C and 21E;

and any amendments thereto and any regulations adopted and publications promulgated pursuant thereto, or any other environmental or health and safety-related law, regulation, rule, ordinance, or by-law at the federal, state, or local level, applicable to the Premises and/or Tenant's use or occupancy of the Premises or the Tenant's activities on or about the Premises, whether existing as of the date hereof, previously enforced, or subsequently enacted.

     "External Causes" means any of the following: Acts of God, war, civil commotion, fire, flood or other casualty, strikes or other extraordinary labor difficulties, shortages of labor or materials or equipment in the ordinary course of trade, government order or regulations or other cause not reasonably within the control of the party in question, and not due to the fault or neglect of such party, excluding, however, inability to pay obligations as they become due.

     "Hazardous Materials" means any pollutants, contaminants, hazardous wastes, toxic substances, oil or petroleum products, or hazardous substances as defined in or pursuant to any Environmental Law, including, without limitation, any asbestos, PCB's, any toxic, noxious, or radioactive substances, methane, volatile hydrocarbons, industrial solvents, petroleum products, or any other materials or substances which could cause or constitute a health, safety or other environmental hazard to any person or property.

     "Interest Rate" means the variable rate of interest from time to time announced by The BankBoston, N.A. (or its successor) as its base rate or, if such rate can no longer be determined, the variable rate of interest from time to time announced by a major commercial bank with administrative offices in Boston, Massachusetts selected by the Landlord as its base or prime rate.

     "Land" means the land situated in Newton, Massachusetts, described in Exhibit B.
---------

     "Landlord Responsible Parties" - See Section 7.1.
                                          -----------

     "Landlord's Address" - See Exhibit A.
                                ---------

     "Landlord's Work" - See Section 2.9.
                             -----------

     "Lease Year" means each period of one year during the Term commencing on the Commencement Date or on any anniversary thereof, or, if the Commencement Date does not fall on the first day of a calendar month, the first Lease Year shall consist of the partial calendar month following the Commencement Date and the succeeding 12 full calendar months, and each succeeding Lease Year shall consist of a one-year period commencing on the first day of the calendar month following the calendar month in which the Commencement Date fell.

     "Major Alterations" - See Section 4.1.
                               -----------

     "Master Landlord" means the Lessor from time to time under the Master
Lease.

     "Master Lease" - means that certain Lease between Second Bromfield Properties, Inc., as Lessor, and Honeywell Inc., as Lessee, of the Property dated as of July 25, 1967, and under which, as of the date of this Lease, the Lessor is Wellford Corp., and the Lessee is Landlord. A copy of the Master Lease is attached hereto as Exhibit G. A copy of the Assignment and Assumption
                            ----------
Agreement by which Landlord became the Lessee under the Master Lease is also attached hereto as part of Exhibit G.

     "Minor Alterations" - See Section 4.1.
                               -----------

     "Permitted Uses" - See Exhibit A.
                            ---------

     "Premises" means THAT PORTION OF Building N1, as shown on the floor plan attached thereto as Exhibit D, consisting of approximately 10,000 square feet of
                    ---------
Rentable Floor Area.

     "Property" means the Land and the Buildings.

     "Property Common Areas" means the parking lot, walkways, driveways, sidewalks and landscaped areas located on those portions of the Property outside of the Buildings from time to time, and those portions of the Buildings, if any, which serve the Property as a whole from time to time, such as but not limited to any cafe or cafeteria and those areas required for access to the Premises.
In no event shall the Property Common Areas include any portion of the Property that is under construction.

     "Release" shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping into the Environment.

     "Rentable Floor Area" means the area within the Buildings pursuant to which rental calculations are made.

     "Rules and Regulations" - See Section 6.3.
                                   -----------

     "Security Deposit" - See Section 3.8.
                              -----------

     "Site Plan" means the site plan of the Property attached hereto as Exhibit
                                                                        -------
C.
-

     "Tenant Responsible Parties" means the Tenant and Tenant's agents, contractors, licensees, invitees, servants, employees, sublessees, assignees and others for whom the Tenant is legally responsible.

     "Tenant's Address for Notices" - See Exhibit A.
                                          ---------

     "Tenant's Plans" - See Section 2.9.
                            -----------

     "Tenant's Proportionate Share" - The Rentable Floor Area of the Premises, which is 10,000 square feet, divided by the total Rentable Floor Area of the Buildings, agreed to be currently 160,042, with the resulting Tenant's Proportionate Share at present of Six and Twenty Five /100 percent (6.25%).

     "Tenant's Work" - See Section 2.9.
                           -----------

     "Term" means the term as set forth in Exhibit A.

     "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the Environment which may result from such Release.

2.  Premises and Term; Master Lease.
    -------------------------------

     2.1  Premises; Master Lease.  The Landlord hereby leases to the Tenant,
          ----------------------
and the Tenant hereby leases from the Landlord, for the Term, the Premises. As of the Commencement Date, the basic systems serving the Premises - plumbing, electrical, HVAC - shall be in good operating condition. The Tenant acknowledges that there have been no representations or warranties made by or on behalf of the Landlord with respect to the Premises or the Property, or with respect to the suitability of either of them for the conduct of the Tenant's business, except for the representations and warranties specifically set forth in this Lease, if any. Tenant shall be entitled to have access to the Premises and to occupy the same twenty-four (24) hours per day, seven (7) days per week throughout the Term.

     This Lease is subject and subordinate to all the provisions of the Master Lease and the Tenant shall not perform any act or omit to perform any act that will violate any of the provisions of the Master Lease. A true and complete copy of the Master Lease is attached hereto as Exhibit G. The Landlord agrees to
                                          ---------
exercise all extension options under the Master Lease necessary to keep the Master Lease in full force and effect throughout the term of this Lease, and not to exercise any right to terminate the Master Lease such that the Master Lease will terminate at any time during the term of this Lease for any reason, including, without limitation, on account of a casualty or condemnation event, unless pursuant to the terms of this Lease the Landlord has the right to terminate this Lease on account of such reason or event. In amplification and not in limitation of the foregoing, in no event shall the Landlord exercise the right of termination set forth in Article 13 of the Master Lease except as expressly permitted in Section 12.11 hereof such that the Master Lease will terminate at any time during the term of this Lease. If the Master Lease terminates, this Lease shall terminate, and the parties shall be relieved from all liabilities and obligations under this Lease; provided, however, that if this Lease terminates as a result of a default of one of the parties under this Lease or the Master Lease or both, the defaulting party shall be liable to the non-defaulting party for all damage suffered by the non-defaulting party as a result of the termination, excluding any indirect or consequential damages (by way of example and not by way of limitation, in case of Landlord's default, Tenant may be entitled to recover damages such as for relocation costs and rental differential, but not for loss of business profits); provided, further, that if the Master Lease terminates as a result of the acquisition of the ownership of the fee interest in the Property by the Landlord, notwithstanding the foregoing, this Lease shall remain in full force and effect, subject to the remaining terms and conditions hereof, and the Landlord shall recognize the Tenant as the tenant under this Lease, and the Tenant shall attorn to the Landlord as landlord under this Lease.

     2.2  Appurtenant Rights.  The Tenant shall have, as appurtenant to the
          ------------------
Premises, the nonexclusive right to use the Property Common Areas in common with others, subject to the Rules and Regulations.

     2.3  Landlord's Reservations. The Landlord expressly reserves the right
          -----------------------
from time to time to alter or relocate any Property Common Area. Landlord agrees not to reduce the existing number of parking spaces on-site as of the date hereof by more than ten (10%) percent, nor to materially diminish access and egress on foot and by vehicle to and from Needham Street as presently existing but may change the present accesses so long as, as changed, there remains reasonably sufficient and convenient accesses, taking into account suitable requirements for the Property. The Landlord shall give the Tenant reasonable prior notice (except in the event of emergency) before exercising its rights under this Section 2.3 which require access to and/or through the Premises, and the Landlord shall, in any event, exercise diligent, commercially reasonable efforts to minimize any interference with the Tenant's use of the Premises and to avoid undue interference with the Tenant's use of the Property Common Areas in connection with exercising its rights under this Section 2.3.
In no event shall the Premises be decreased in size or otherwise altered in a fashion that would adversely affect the Tenant's use thereof as a result of the Landlord's exercise of such rights. The Landlord further expressly reserves the right to access to and/or through the Premises upon no less than 24 hour prior notice (except that no prior notice shall be required in an emergency) for purposes of inspecting the Premises and otherwise exercising the Landlord's rights as granted hereunder and performing any obligations which have been undertaken by the Landlord under this Lease, provided that the Landlord uses diligent, commercially reasonable efforts to minimize interference with the Tenant's use of the Premises in connection therewith.

     2.4    Parking.  The Landlord shall provide not less than 32 parking spaces
            -------
for cars for use at all times by the Tenant's employees, business invitees and visitors in the parking lots on the Land. The Tenant's use of the parking lots shall be in common with the Landlord and others entitled thereto from time to time, and the Tenant's parking spaces shall not be reserved spaces. The Tenant agrees that it and all persons claiming by, through and under it, shall at all times abide by the Rules and Regulations which pertain to the use of the parking facilities. Tenant acknowledges that approximately seventeen (17) spaces adjacent to the Aspect Medical space are reserved for the exclusive use of Aspect Medical. Further, Landlord expressly reserves the right to give exclusive use of up to seventy-five (75) parking spaces elsewhere in the Office Park for use by other tenants of the Office Park from time to time for their employees and business invitees.

     2.5  Intentionally Omitted

     2.6  Commencement Date.  The commencement date of the Term (the
          -----------------
"Commencement Date") shall be March 15, 2000 or such earlier date as the Tenant may occupy any substantial portion of the Premises for the conduct of its business as opposed to preparing the Premises for occupancy.

     2.7  Intentionally Omitted

     2.8  Intentionally Omitted

     2.9  Preparation of the Premises.
          ---------------------------

     (a) Landlord's Work.  Promptly following the execution of this Lease, the
         ---------------
Landlord, at the Landlord's expense, shall, with Tenant's reasonable collaboration, repaint the walls which currently have painted surfaces and shampoo the carpets, and construct a vestibule inside the front of the first floor space of the Building as part of access to Tenant's Premises ("Landlord's Work"). The Landlord shall obtain all necessary permits and other governmental approvals, if any, in connection with the Landlord's Work prior to commencement of the Landlord's Work. Promptly after execution of this Lease, the Landlord shall commence and exercise reasonable efforts to complete the Landlord's Work on or before the Commencement Date, subject to External Causes. If the Landlord's Work is not completed by the Commencement Date, the Tenant shall so notify Landlord whereupon Landlord shall be permitted up to fourteen (14) additional days within which to complete Landlord's Work, except for the vestibule which Landlord shall exercise best efforts to complete within sixty
(60) days after the Commencement Date. If it is not then completed, Tenant shall have the right to terminate this Lease by giving notice to the Landlord on or before the Commencement Date of the Tenant's election so to do, and this Lease shall cease and come to an end without further liability or obligation on the part of either party. Notwithstanding anything to the contrary contained herein, Tenant shall not be responsible for payment of Annual Fixed Rent or Additional Rent, until completion of such of Landlord's Work which consists of shampooing rugs and repainting, as long as Tenant does not take occupancy of any
of the Premises prior to completion of such repainting and shampooing.   Such
right of termination and the right not to pay Annual Fixed Rent and Additional Rent, until completion thereof unless Tenant commences occupancy of any of the Premises prior to such completion, shall be the Tenant's sole and exclusive remedy at law and in equity for the Landlord's failure so to complete the Landlord's Work on or before the Commencement Date. The Tenant shall give the Landlord notice, not less than thirty (30) days after the later of (i) the Commencement Date or (ii) the completion of the Landlord's work, of any respects in which the Landlord's Work has not been performed fully, properly and in accordance with the terms of this Lease. Except as identified in any such notice from the Tenant to the Landlord, the Tenant shall have no right to make any claim that the Landlord has failed to perform any of the Landlord's Work fully, properly and in accordance with this Lease or to require the Landlord to perform any further Landlord's Work.

     (b)  Tenant's Plans.  Tenant may currently be preparing, at its sole cost
          --------------
and expense, plans and specifications for improvements Tenant desires to make in connection with Tenant's occupancy of the Premises (the "Tenant's Plans"). If so, Tenant's Plans shall be submitted to Landlord for its approval. Any disapproval by the Landlord of Tenant's Plans shall be accompanied by a reasonably specific statement of reasons therefor. At the Tenant's sole cost and expense, the Tenant shall cause the Tenant's Plans to be revised in a manner sufficient to remedy the Landlord's reasonable objections and/or respond to the Landlord's reasonable concerns and for such revised plans to be redelivered to the Landlord, and the Landlord shall either approve or disapprove the Tenant's revised plans within two (2) Business Days following the date of submission. If the Landlord shall again disapprove Tenant's Plans, the Tenant shall revise such plans and redeliver them to the Landlord pursuant to the prior two sentences until the Tenant's Plans have been approved by the Landlord. The Tenant's Plans shall be stamped by a Massachusetts-registered architect and engineer, such architect and engineer being subject to the Landlord's reasonable approval, which shall not be unreasonably withheld or delayed, and shall comply with all applicable laws, ordinances and regulations (including, without limitation, the applicable requirements of the Americans with Disabilities Act of 1990, and the regulations promulgated thereunder, it being understood that Tenant shall be responsible only for compliance with ADA to the extent that non-compliance would result by virtue of Tenant's Work as distinguished from the state of the Premises at the time of delivery by Landlord) and shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits, approvals and licenses required for construction. The Landlord will not approve any alterations or additions requiring unusual expense to readapt the Premises to normal office, research and development or laboratory use on termination of this Lease or increasing the cost of insurance on the Building, unless the Tenant first gives assurances acceptable to the Landlord for payment of such increased cost and that such re-adaptation will be made prior to such termination without expense to the Landlord. The approval of any Tenant's Plans shall not impose upon the Landlord any responsibility or liability whatsoever to the Tenant. In connection with its approval of the Tenant's Plans, Landlord shall specify in writing those portions of Tenant's work which must be removed at the expiration of the Term of this Lease as part of Tenant's surrender and yield-up of the Premises.

     (c) Tenant's Work. Promptly after approval of Tenant's Plans, the Tenant
         -------------
shall commence and exercise all reasonable efforts to complete the work specified therein ("Tenant's Work"). All Tenant's Work shall be completed in accordance with the approved Tenant's Plans and the requirements for alterations and improvements made by or on behalf of Tenant set forth in this Lease. Copies of all permits and approvals required for Tenant's Work shall be furnished to the Landlord promptly upon receipt thereof. Tenant's Work shall be performed by a general contractor approved by the Landlord, which approval shall not be unreasonably withheld or delayed, under a written construction contract providing for payment, performance and lien bonds in the full amount of the contract sum; provided, however, that the Tenant may have Tenant's Work competitively bid by several general contractors approved in advance by the Landlord which approval shall not be unreasonably withheld or delayed and the Tenant may select among such general contractors the general contractor that will perform Tenant's Work. The approval by the Landlord of the Tenant's general contractor shall not impose upon the Landlord any responsibility or liability whatsoever to the Tenant as a result of, or arising out of, the defaults or other acts or omissions of the general contractor. A copy of all required bonds and certificates of insurance required by this Lease shall be furnished to the Landlord prior to commencement of construction and installation of Tenant's Work. In addition, the Landlord may monitor the progress of Tenant's Work, including, without limitation, attend any weekly or other periodic job meetings. The Landlord shall provide the Tenant with no less than twenty four hours prior notice before it enters the Premises to review Tenant's Work, except in the event of an emergency, when no such notice shall be required. Any review and monitoring of Tenant's Work by the Landlord shall not impose upon the Landlord any responsibility or liability whatsoever to the Tenant as a result of, or arising out of, Tenant's Work. Within forty-five (45) days of completion of any Tenant's Work in accordance with the approved plans and specifications, the Tenant shall provide to the Landlord "as-built" plans showing precisely how and where Tenant's Work was actually installed. The Tenant shall provide the Landlord with copies of any certificates of occupancy for any Tenant's Work that requires a certificate of occupancy reasonably promptly after completion of any portion of Tenant's Work. Nothing herein shall be construed as permitting the Tenant to occupy all or any portion of the Premises for which the Tenant has not obtained a certificate of occupancy or otherwise failed to comply with legal requirements as set forth herein.

     2.10  Prior Access.  Tenant shall have access to the Premises effective as
           ------------
of the date this Lease has been executed by all parties thereto for the purpose of making alterations and furniture and equipment installation; provided, however, that any entry onto any portion of the Property or the Premises by the Tenant shall be subject to all of the terms and provisions of this Lease other than the provisions requiring the Tenant to pay Annual Fixed Rent, Tenant's Tax Expense Allocable to the Premises and Tenant's Operating Expenses Allocable to the Premises, or any other Additional Rent none of which shall be payable for the period prior to the Commencement Date. However, Tenant shall pay for all utility charges incurred in connection with the Premises commencing as of no later than the Commencement Date or such earlier date as of which it commences to perform improvement work in the Premises, which utilities shall include, , but not be limited to, electricity, HVAC and gas charges, if any..

3.  Rent and Other Payments; Security Deposit.
    -----------------------------------------

    3.1  Annual Fixed Rent.  From and after the Commencement Date, the Tenant
         -----------------
shall pay, without notice or demand, monthly installments of one-twelfth (1/l2th) of the Annual Fixed Rent in effect and applicable to the Premises in advance on the first day of each calendar month during the Term (except for any monthly rental payment due for any partial month at the beginning of the Term, which shall be paid on the Commencement Date) for each full calendar month of the Term and of the corresponding fraction of said one-twelfth (1/l2th) for any fraction of a calendar month at the beginning or end of the Term. The Annual Fixed Rent applicable to the Premises during the Term shall be as set forth in Exhibit A.
---------

     3.2  Real Estate Taxes.  From and after the Commencement Date, during the
          -----------------
Term, the Tenant shall pay to the Landlord, as Additional Rent, Tenant's Tax Expense Allocable to the Premises (as such term is hereinafter defined), in accordance with this Section 3.2. The capitalized terms used in this Section
3.2 are defined as follows:

     (a) "Tax Year" means the 12-month period beginning July 1 each year or if the appropriate governmental tax fiscal period shall begin on any date other than July 1, such other date. The "Base Tax Year" shall be the fiscal year 2000.

     (b) "Tenant's Tax Expense Allocable to the Premises" means, for any Tax Year, the Real Estate Taxes for the Tax Year in excess of the Base Tax Year, multiplied by Tenant's Proportionate Share.

     (c) "Real Estate Taxes" means all taxes and special assessments payable by Landlord under Section 1(a) of the Master Lease of every kind and nature assessed by any governmental authority on the Property and reasonable expenses of any proceedings for abatement of such taxes including appeals thereof, less the amount of any abatement or refund received with respect to any period during the Term (or less a prorated portion thereof, if only a portion of the period is within the Term). The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest thereon) of such special tax or special assessment (which shall be payable over the longest period permitted by law) required to be paid during the Tax Year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance, excess profit, franchise and transfer taxes; provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that
                  ----------
in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on the Landlord a capital levy or other tax on the gross rents received with respect to the Property, or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so based, shall be deemed to be included within the term "Real Estate Taxes."

     Payments by the Tenant on account of the Tenant's Tax Expense Allocable to the Premises shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent and shall be equal to one-twelfth (1/12) of the Tenant's Tax Expense Allocable to the Premises for the current Tax Year as reasonably estimated by the Landlord.

     Annually, the Landlord shall render to the Tenant a statement in reasonable detail showing for the preceding calendar year or fraction thereof, as the case may be, Real Estate Taxes on the Property and any abatements or refunds of such taxes received during such period with respect to any period included wholly or partially within the Term, together with, copies of all applicable tax bills for the Property, and the Landlord's calculations of Tenant's Tax Expense Allocable to the Premises. The Landlord shall to render the statement not later than one hundred twenty (120) days after the end of each calendar year or fraction thereof during the Term or fraction thereof at the end of the Term. Expenses incurred in obtaining any tax abatement or refund may be charged against such tax abatement or refund before the adjustments are made for the Tax Year, unless previously included in Real Estate Taxes used to calculate Tenant's Tax Expense Allocable to the Premises. If at the time such statement is rendered it is determined with respect to any Tax Year that the Tenant has paid (i) less than the Tenant's Tax Expense Allocable to the Premises or (ii) more than the Tenant's Tax Expense Allocable to the Premises, then, in the case of (i) the Tenant shall pay to the Landlord, as Additional Rent, within thirty (30) days of such statement the amount of such underpayment and, in the case of (ii) the Landlord shall credit the amount of such overpayment against the monthly installments of the Tenant's Tax Expense Allocable to the Premises next thereafter coming due or, if such amount exceeds a monthly installment, then the balance shall be credited against the next monthly installments of Annual Fixed Rent. If the Term has expired and the Tenant has no further obligation to the Landlord, however, the Landlord shall refund such overpayment to the Tenant within thirty (30) days. To the extent that Real Estate Taxes may be payable to the taxing authority in installments with respect to periods less than a Tax Year, the statement to be furnished by the Landlord shall be rendered and payments made on account of such installments.

     Upon Tenant's written request submitted to Landlord no more often than once in any three year period, the Landlord shall initiate a tax abatement proceeding and diligently prosecute the same to completion or settlement. If, as the result of any tax abatement proceeding (or for any other reason), Real Estate Taxes shall be reduced for any Tax Year, the Tenant's liability for the Tenant's Tax Expense Allocable to the Premises for such Tax Year shall be recomputed so as to reflect the net amount of the reduction remaining after deducting the cost to the Landlord, if any, of obtaining the same. If no such reduction for any Tax Year results, the reasonable cost incurred by Landlord in pursuing any such abatement shall be included in Operating Costs for the year in which such costs are incurred.

     3.3  Operating Expenses.  From and after the Commencement Date, during the
          ------------------
Term the Tenant shall pay to the Landlord, as Additional Rent, the Tenant's Operating Expenses Allocable to the Premises, as hereinafter defined, in accordance with this Section 3.3. The capitalized terms used in this Section
3.3 are defined as follows:

     (a) "Tenant's Operating Expenses Allocable to the Premises" means, for any calendar year, the Operating Expenses for the Property for such calendar year in excess of the Operating Expenses for the Property for calendar year 2000, multiplied by Tenant's Proportionate Share; provided, however, that with respect to any Operating Expense solely allocable to Building N1 and not to either of the other Buildings, Tenant's Operating Expenses Allocable to the Premises shall include 18.87% of such Operating Expense allocated to the Premises, and with respect to any Operating Expense reasonably allocable to either or both of the other Buildings and not to the Premises, Tenant's Operating Expenses allocable to the Premises shall not include any of such Operating Expense for the other Buildings.

     (b) "Operating Expenses" means the Landlord's cost of operating, cleaning, maintaining and repairing the Property, which shall include, without limitation: the cost of providing or causing to be provided the services to be provided hereunder; premiums for insurance with respect to the property which shall include any and all insurance that Landlord shall deem to be reasonable, including, but not limited to, all risk, general liability, excess liability, rent loss, business interruption, boiler and equipment, and flood and earthquake; the amount deductible from any insurance claim of the Landlord (but only in the event of an actual claim paid and settled); compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons directly engaged in operating, maintaining or cleaning the Property, including the parking facilities located thereon and such expenses shall be fairly allocated in the event any such person works on other sites as well as on the Premises ; landscaping and maintenance; steam, water, sewer, gas, oil and electricity, and other utility charges, excluding such utility charges either separately metered or separately chargeable to tenants or Tenant whether for additional or special services or otherwise; costs of building and cleaning supplies; rental costs for equipment used in operating, cleaning, maintaining or repairing the Property; snow removal; security, if any; cost of maintenance, repairs and replacements (other than repairs and replacements reasonably collectible from contractors under guarantees), including, without limitation, capital expenditures for repairs, replacements and improvements; payments under service contracts with independent contractors for services provided in connection with the operation, cleaning, maintenance, and repair of the Property, but only to the extent that such expenses would otherwise be properly included in Operating Expenses hereunder; reasonable management fees; and all other reasonable expenses paid in connection with operation, cleaning, maintenance and repair of the Property. Notwithstanding the foregoing, Operating Expenses shall not include the items specified in Exhibit F.
                               ---------

     Payments by the Tenant on account of the Tenant's Operating Expenses Allocable to the Premises shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The amount so to be paid to the Landlord shall be an amount from time to time reasonably estimated by the Landlord to be sufficient to aggregate a sum equal to the Tenant's Operating Expenses Allocable to the Premises for each calendar year.

Annually, the Landlord shall render to the Tenant a statement in reasonable detail (including with respect to the allocation of Operating Expenses for the Property among the Buildings and Property Common Areas expense), showing for the preceding calendar year or fraction thereof, as the case may be, the Operating Expenses for the Property and the Tenant's Operating Expenses Allocable to the Premises. The Landlord shall deliver the statement not later than one hundred twenty (120) days after the end of each calendar year or fraction thereof during the Term or fraction thereof at the end of the Term. If at the time such statement is rendered it is determined with respect to any calendar year that the Tenant has paid (i) less than the Tenant's Operating Expenses Allocable to the Premises or (ii) more than the Tenant's Operating Expenses Allocable to the Premises, then, in the case of (i) the Tenant shall pay to the Landlord, as Additional Rent, within thirty (30) days of such statement the amounts of such underpayment and, in the case of (ii) the Landlord shall credit the amount of such overpayment against the monthly installments of the Tenant's Operating Expenses Allocable to the Premises next thereafter coming due or, if such amount exceeds a monthly installment, then the balance shall be credited against the next monthly installments of Annual Fixed Rent. If the Term has expired and the Tenant has no further obligation to the Landlord, however, the Landlord shall refund such overpayment to the Tenant within thirty (30) days. The Tenant, its accountants and representatives, shall have the right, at the Tenant's expense, on not less than five (5) business days' prior written request by the Tenant to the Landlord, to examine, audit and copy (at the Tenant's expense) at the Landlord's offices, as long as such offices are located within one hundred (100) miles of the Premises, during normal business hours, the Landlord's books and records pertaining to the Operating Expenses and/or Real Estate Taxes for the Property, to enable the Tenant to verify the accuracy of the Operating Expenses and/or Real Estate Taxes for the Property shown on a Landlord's statement for the prior year. If Landlord's offices are not within said 100 mile radius, Landlord shall deliver to Tenant copies of all such books and records pertaining to the Operating Expenses at issue. Any such audit shall be conducted within 120 days from Tenant's receipt of Landlord's statement showing in reasonable detail the expenses incurred during the preceding calendar year or fraction thereof. The Landlord agrees to keep its books in accordance with generally accepted accounting principles consistently applied and in such manner as shall reasonably make possible the verification of the Operating Expenses and Real Estate Taxes for the Property.

     3.4  Directly Metered Utility Charges.  During the Term, the Tenant shall
          --------------------------------
pay on or before the date the same are due directly to the provider of the service, all separately metered charges for steam, heat, gas, water, sewer, fuel and other services and utilities furnished to the Premises other than electricity for lights and plugs. Electricity consumed by Tenant for lights and plugs shall be billed to Tenant at a flat rate of one dollar ($1.00) per square foot per year payable in monthly installments as set forth on Exhibit A hereto. If any of such services are not separately metered to Tenant, then Tenant shall pay its pro rata share, as reasonably determined by the Landlord, of such services within ten (10) days after receiving invoices therefor from Landlord.

     3.5  Above-standard Services.  If the Tenant requests and the Landlord
          -----------------------
elects to provide any services to the Tenant in addition to those expressly provided for herein, the Tenant shall pay to the Landlord, as Additional Rent, the amount billed by the Landlord for such services at the Landlord's standard rates as from time to time in effect and reasonably established. If the Tenant has requested that such services be provided on a regular basis, the Tenant shall, if requested by the Landlord, pay for such services at the time and in the fashion in which Tenant's Operating Expenses Allocable to the Premises are payable. Otherwise, the Tenant shall pay for such additional services within thirty (30) days after receipt of an invoice from the Landlord. Concurrently with the execution of this Lease, Landlord shall provide Tenant with a list of the amount of the charges for such additional services.

     3.6  No Offsets. Annual Fixed Rent and Additional Rent shall be paid by the
          ----------
Tenant without any offset, abatement or deduction whatsoever.

     3.7  Rent. The total rent payable under this Lease shall be deemed to
          ----
include the aggregate of (i) the Annual Fixed Rent, and (ii) all other rent, charges, fees, and costs allocable to Tenant pursuant to the terms of this Lease.

     3.8  Security Deposit.
          ----------------

          (a) In this Section 3.8, the following definitions apply:
                      -----------

          "Original Amount" means $217,500.
           ---------------

           "Letter of Credit" means any original Letter of Credit, and any
            ----------------
     substitute, replacement, or additional letter of credit.

     (b) Simultaneously with the execution of this Lease, the Tenant shall deliver to and deposit with the Landlord a security deposit (the "Security Deposit") consisting of either (i) cash in the Original Amount or (ii) an irrevocable, unconditional, Letter of Credit in the face amount equal to the Original Amount running to the Landlord as the sole beneficiary, which Letter of Credit shall in all ways be satisfactory to the Landlord in its reasonable discretion. Such Letter of Credit shall require, in addition to the usual certification, the Special Certification as defined at the end of this subparagraph (b). Any Letter of Credit shall have a stated duration of and shall be effective for at least one year with provision for automatic successive annual one-year extensions during the Lease Term and for sixty days thereafter provided that Tenant may replace said letter of credit by no later than thirty days before its termination. If Landlord has neither received a written notice of renewal from the issuing bank nor a replacement Letter of Credit satisfying the requirements hereof by no later than thirty (30) days before termination, then Landlord may draw down the full amount covered by said Letter of Credit and may hold said amount as a cash Security Deposit hereunder, until it receives a satisfactory replacement Letter of Credit. Unless the Security Deposit consists of cash, the Tenant shall keep the Letter of Credit in force throughout the Lease Term and for sixty days after the expiration date or the earlier termination of the Term, except that if such earlier termination is based on the Tenant's default, the Tenant shall keep the Letter of Credit in force until sixty days after the date when the Term would have expired had it not been earlier terminated. Unless the Security Deposit consists of cash, the Tenant shall deliver to the Landlord a renewal Letter of Credit no later than thirty days prior to the expiration date of any Letter of Credit issued under this Section 3.8, and if the Tenant fails to do so, the
                         -----------
Landlord may draw the entire amount of the expiring Letter of Credit and hold the proceeds in cash as the Security Deposit. If the Security Deposit consists of a Letter of Credit, the Letter of Credit shall be issued by a Boston commercial bank (or other bank satisfactory to and approved by the Landlord) which has capital assets of at least $250,000,000 and capital reserves of at least $7,000,000, and which is a member of the Federal Reserve System, or any other bank reasonably acceptable to Landlord. As used herein, the "Special Certification" to be included in any draw on any Letter of Credit hereunder shall be a certification by the drawer that the drawer did send notice in compliance with the Notice Provisions of this Lease to Tenant of Landlord's intention to draw on the Letter of Credit on a date not earlier than (i) five
(5) business days or (ii) if Landlord shall have received at least $25,000 in cash as part of the Security Deposit (in which event said sum shall be included within the Security Deposit amount and not be in addition thereto), twelve (12) days nor later than twenty-four (24) days from the date of such notice and that such notice specified the amount to be drawn upon and the reasonably specific grounds or basis for arriving at that amount, such Special Certification to be a condition precedent to any drawing under the Letter of Credit. It is understood that if Landlord shall receive a payment on account of the amount specified in such notice of intention to draw on the Letter of Credit, then a new notice shall not be required if Landlord draws down a lesser amount than the amount specified in said notice of intention to draw upon the Letter of Credit.

     If the Security Deposit shall be paid in cash at any time throughout the term of this Lease, the Landlord shall deposit two-thirds of said amount in an escrow account in a financial institution located in Massachusetts that is mutually acceptable and pays current interest rates and such deposit shall be in the name of the Landlord, as escrowee. Any interest earned thereon shall be added to and be deemed a part of the Security Deposit. The remaining one-third of the Security Deposit paid in cash may be commingled with other funds of Landlord and Landlord shall not be obligated to pay interest on such amount to the Tenant. The Landlord and Tenant agree to cooperate with each other with a view to arriving at a mutually satisfactory form of Letter of Credit from a mutually acceptable bank if a qualified bank can not write the Letter of Credit specifically as directed.

     (c) If, and as soon as, there shall exist an Event of Default under this Lease (and on the occasion of each Event of Default if there shall be more than one), the Landlord may draw upon the Security Deposit at any time and from time to time in such amount or amounts as may be necessary to cure the default(s) or to reimburse the Landlord for any sum(s) which the Landlord may have spent to cure the default(s), and if the Landlord has terminated this Lease due to the Tenant's default(s), the Landlord may also draw upon the Security Deposit in such amount (or all) as may be necessary to obtain any amounts from time to time owed to the Landlord by the Tenant after termination. In the case of each such drawing (except a drawing occurring after termination or expiration of this Lease), the Tenant shall, on demand, cause the Security Deposit to be reinstated to the full amount that was required by this Lease prior to the drawing (or, in the case of a Letter of Credit, cause a similar Letter of Credit, aggregating said full amount, to be issued to the Landlord). If at the end of the Lease Term, no Event of Default shall exist, the Security Deposit, or any balance thereof, shall be returned to the Tenant or if at the end of the Term of this Lease, an Event of Default shall exist, then any portion of the Security Deposit not necessary to cure said Event of Default shall be returned to Tenant but not otherwise. The Landlord shall have the right, if an Event of Default occurs, to draw on that portion of the Security Deposit necessary to cure an Event of Default as long as partial drawings are permitted thereunder; otherwise, Landlord shall hold the proceeds thereof (without interest payable to the Tenant) to be applied from time to time against damages and losses. The Landlord shall be entitled to commingle up to the equivalent of three (3) months Fixed Rent in cash or the proceeds of any Letter of Credit provided to the Landlord as the Security Deposit with other funds of the Landlord, and shall not be obligated to pay interest on that portion of the deposit to the Tenant, and the remaining two-thirds will be placed in an escrow account, all as provided in sub-paragraph (b) above. If the Landlord conveys the Landlord's interest under this Lease, the Security Deposit, or any part thereof not previously applied, shall be turned over by the Landlord to the Landlord's transferee, and, if so turned over, the Tenant agrees to look solely to such transferee for proper application of the Security Deposit in accordance with the terms of this Lease as to the portion of the Security Deposit so transferred to Landlord's transferee, provided that the Landlord shall see to it that the full amount of the Security Deposit (or the unapplied balance thereof) is actually turned over to such assignee and placed in an escrow account in a Massachusetts bank and notice of the name and address of the transferee, the name and parties to the escrow account and the name and address of the bank and account number is concurrently provided by notice to the Tenant, and if the Security Deposit is represented in whole or in part by a Letter of Credit, that no notice of intention to draw shall have been given, or if given, shall remain outstanding.

     (d) If the Security Deposit consists of a Letter of Credit, upon the request of the Landlord, from time to time but not more than twice during the term of this Lease, the Tenant shall make arrangements satisfactory to the Landlord in its reasonable discretion for the transfer of Letter of Credit to any successor landlord or mortgagee of the Property, and from any such mortgagee to the Landlord or any successor mortgagee provided that Tenant shall not be responsible to pay any fee required in connection with any such transfer of the Letter of Credit due to the request of the Landlord more often than annually during the term of this Lease.

4.   Alterations.

     4.1  Consent Required for Tenant's Alterations.  The Tenant shall not make
          -----------------------------------------
alterations or additions to the Premises, unless the Tenant shall have first obtained the Landlord's prior written consent thereto and approval of the plans and specifications in each case, which consent the Landlord may withhold in its sole discretion, except that the Landlord's prior written consent shall not be unreasonably withheld for Minor Alterations. For purposes hereof, "Minor Alterations" shall consist of alterations and additions to the Premises that are not alterations or additions to the exterior of the Premises including, without limitation, the roof thereof structural alterations or additions or alterations or additions to the Base Building Systems (as hereinafter defined) and that will not cost more than $10,000 to perform. Prior to commencing any alterations or additions, Tenant shall submit to Landlord copies of all permits, approvals and plans relating to the performance of such work. In the case of Minor Alterations, such plans may be "schematic plans" and need not have been prepared or certified by an engineer or architect. Upon commencing any alterations or additions, the Tenant shall diligently prosecute the same until completion. The Tenant shall, in all events, deliver a complete set of as-built plans to the Landlord upon completion of any alterations or additions for which plans are required, whether or not the plans therefor are required to be approved by Landlord hereunder.

     Notwithstanding the foregoing, if any additions, alterations or improvements shall change the general character of the Premises or substantially change the basic structure of the Premises or any other improvement included therein or adversely affect the value of the Property, the Tenant may make such alterations, addition or improvement only with the prior written approval of the Master Landlord and of the Landlord. In the event that the consent of the Master Landlord is required hereunder for any such addition, alterations or improvements, Landlord will exercise reasonable efforts to obtain any such consent.

     4.2  Ownership of Alterations.  Except as otherwise expressly provided in
          ------------------------
this Section 4.2, all alterations and additions shall be part of the Premises and owned by the Landlord, unless at the time of the Landlord's approval of the plans and specifications therefor, the Landlord shall specify in writing that such alterations or additions may or shall be removed upon termination or expiration of this Lease. By no later than twenty (20) days prior to the anticipated time of commencement of work on any such alteration or addition. the Tenant may submit a written request to Landlord seeking Landlord's determination whether such item is to be removed at the expiration or earlier termination of this Lease, and Landlord will respond to such request in writing within ten (10) days after receipt of such request. All equipment and personal property not attached to the Premises and trade fixtures susceptible of being removed from the Premises without substantial injury thereto shall remain the property of the Tenant and shall be removed by the Tenant upon termination or expiration of this Lease. The Tenant shall repair any damage caused by the removal of any alterations, additions, trade fixtures or personal property from the Premises.

     4.3  Construction Requirements for Alterations.  All construction work by
          -----------------------------------------
the Tenant shall be done at the Tenant's sole cost and expense except as expressly otherwise set forth herein and in a good and workmanlike manner, employing only materials of equal or better quality than those installed in the Premises as of the Commencement Date, and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Premises and the Rules and Regulations. The Landlord or the Landlord's authorized agent may (but without any implied obligation to do so) inspect the work of the Tenant at reasonable times. Except for installation of furnishings and Minor Alterations, all of the Tenant's alterations and additions and installation of furnishings shall be performed by contractors or workers first approved by the Landlord, which approval the Landlord agrees not to unreasonably withhold or delay. The Tenant, before starting any work, shall secure all licenses and permits necessary therefor and, except as to any Minor Alterations, shall deliver to the Landlord a copy of all such licenses and permits (and, upon completion, a copy of the certificate of occupancy (If required by applicable law)) The Tenant also shall deliver to the Landlord a copy of the building permit and certificate of occupancy for any Minor Alternations for which they are required by applicable law. The Tenant shall cause each contractor to carry worker's compensation insurance in statutory amounts covering all the contractors' and subcontractors' employees and comprehensive general public liability insurance with limits not less than $1,000,000 (individual) $3,000,000 (occurrence) (all such insurance to be written in companies approved reasonably by the Landlord and naming as additional insureds the Landlord, the Landlord's managing agent, any ground lessor or mortgagee of whose identity the Tenant shall have been given notice, and the Tenant, as well as the contractors, and to deliver to the Landlord certificates of all such insurance. Each policy of general public liability insurance shall be non-cancelable and non-amendable with respect to the Landlord, and any such ground lessors and mortgagees without 30 days' prior notice to the Landlord, and such ground lessors and mortgagees. At the Landlord's request, the Tenant shall, before work is started on any improvements or alterations made by the Tenant, secure assurances satisfactory to the Landlord protecting the Landlord against claims arising out of the furnishing of labor and materials therefor.

     4.4  Payment for Tenant Alterations.  The Tenant agrees to pay promptly
          ------------------------------
when due the entire cost of any work done on the Premises by the Tenant, its agents, employees or independent contractors, and to prevent any liens for labor or materials performed or furnished in connection therewith from attaching to the Premises or the Property and promptly to discharge (whether by payment, bonding off or otherwise) any such liens which may so attach. If any such lien shall be filed against the Premises or the Property and the Tenant shall fail to cause such lien to be discharged within two (2) business days after receipt of notice of the filing thereof, the Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses which the Tenant may have with respect to the amount claimed. The Tenant shall reimburse the Landlord, upon demand, as Additional Rent, for any reasonable cost so incurred, including, without limitation, reasonable attorneys' fees in connection therewith, it being expressly agreed that such discharge by Landlord shall not be deemed to waive or release the default of the Tenant in not discharging such lien. Tenant shall indemnify and hold the Landlord harmless from and against any and all expenses, liens, claims, liabilities and damages based on or arising, directly or indirectly, by reason of the making of any alterations, additions or improvements by or on behalf of the Tenant, which obligation shall survive the expiration or termination of this Lease.

     4.5  As Is.  Except as set forth in Section 2.9 (a), Tenant is leasing the
          -----
Premises in an "AS IS" condition, without any warranties, express or implied, with regard to the condition of the Premises (except as otherwise specifically provided in this Lease), and the Landlord shall not make, is not hereby making and has not made any covenants, guaranties, representations or warranties, express, implied or by law, oral or written, of any kind or character, as to the nature, condition, construction, workmanship, state of repair, development, function, valuation, profitability, income, operations, expenses, tax consequences, title, compliance with laws, rules, regulations and ordinances, habitability, merchantability, or fitness, suitability or feasibility for any purpose of the Property; all of the foregoing being hereby expressly disclaimed by the Landlord and waived by the Tenant. The Tenant has entered into this Lease without relying on any statement or representation by the Landlord or its agents. The Tenant represents and warrants that the Tenant has relied solely on its own expertise and that of its consultants in leasing the Premises.

5.   Responsibility for Condition of Premises; Landlord's Services.
     -------------------------------------------------------------

     5.1  Maintenance and Repair Obligations of the Landlord.  (a) Except as
          --------------------------------------------------
otherwise provided in Article 8, the Landlord shall maintain, clean, repair and
                      ---------
make all necessary replacements to (i) the Property Common Areas, and (ii) the roof, floor slabs, structural supports, structure of the building (including the plumbing, mechanical, HVAC and electrical systems serving other portions of the Property in addition to the Premises as they may be expanded hereunder from time to time) and exterior walls of the Premises, in each case as may be necessary to keep and maintain the same in good order, condition and repair. In no event shall Landlord be responsible for the repair of glass in the Premises or the doors (or related finish work), except that repairs to glass or doors required as of the Commencement Date shall be by the Landlord at Landlord's expense.

     5.2  Maintenance and Repair Obligations of Tenant; Surrender.  The Tenant
          -------------------------------------------------------
shall keep neat and clean and maintain in good order, condition and repair the Premises, excepting only reasonable wear and tear and damage by fire or other casualty and as a consequence of the exercise of the power of eminent domain, and those repairs for which the Landlord expressly is responsible pursuant to
Section 5.1.. The Tenant covenants and agrees that, upon the termination or expiration of this Lease, the Tenant shall surrender the Premises and, to the extent required or permitted by Section 4.2, all alterations and additions thereto made by Tenant during the Term of this Lease, in the aforesaid condition, first removing all goods and effects of the Tenant and, to the extent required or permitted by Section 4.2, all alterations and additions made by the Tenant and repairing any damage caused by such removal and restoring the Premises. The Tenant shall not permit or commit any waste, and the Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damage to the roof and exterior walls of the Premises and Property Common Areas reasonable wear and tear excepted, by any Tenant Responsible Party, which shall be payable to the Landlord upon demand as Additional Rent.

     5.3  Landlord's Services; Landlord Delay; Interruption.  The Landlord shall
          -------------------------------------------------
provide lighting, maintenance and snow removal for the parking areas and landscaping maintenance services in and for the Property so as to maintain the Property in good and operational condition similar to that of comparable properties, well maintained, in the area in which the Property is located. The cost of all such services shall be included in Operating Expenses. Landlord shall provide heating and cooling as may be required to provide reasonably comfortable space temperature and ventilation for occupants of the Premises. Landlord shall also provide hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes. The cost of such heating, cooling, hot water and cold water shall be paid, to the extent specified under Section 3.3
(a), by Tenant as part of Operating Expenses.   In case the Landlord is
prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on the Landlord's part by reason of any External Cause, the Landlord shall not be liable to the Tenant therefor, nor, except as expressly otherwise provided in this Lease, shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. The Landlord also reserves the right to take any steps necessary to comply with applicable law, ordinances, codes and regulations. In no event shall the Landlord be liable to the Tenant for, nor, except as expressly otherwise provided in this Lease, shall the Tenant be entitled to any abatement or reduction of rent by reason of the unavailability of heat, light or any utility or any service, nor shall the same give rise to any claim in the Tenant's favor that the same constitutes actual or constructive, total, or partial, eviction from the Premises.

     5.4  ADA Compliance.  The Tenant and the Landlord acknowledge that, in
          --------------
accordance with the provisions of the Americans with Disabilities Act of 1990 (42 U.S.C. (S)12101, as amended) and the regulations promulgated thereunder (the "ADA"), responsibility for compliance with the terms and conditions of the ADA may be allocated as between the Landlord and the Tenant. The Landlord and the Tenant therefore agree that the Landlord shall be responsible for compliance with the ADA with respect to the Property Common Areas, including, but not limited to, the sidewalks, parking areas and exterior walkways, and the Tenant shall be responsible for compliance with the ADA only if required with respect to any work Tenant undertakes with respect to the Premises and any new compliance obligations which are triggered as a result of Tenant's undertaking such work.

     5.5  Signage.  The Tenant shall have the right to install and maintain (a)
          -------
a principal sign for the Tenant's business and that of its affiliate, Lifef/x Networks, Inc. on the Premises on the principal entrance way into the Premises in front of the main lobby in Building N1. Any signage installed on the Property by the Tenant shall be installed by the Tenant in a good and workmanlike manner, using only new first-class materials, and such signage will be maintained at the Tenant's sole expense in good condition and repair. The location and design of any sign shall be subject to the Landlord's prior written approval, not to be unreasonably withheld as long as the format and design of such signs shall be consistent with Landlord's general criteria for signage at the Property.

     5.6  Trash Removal. The Landlord shall be responsible for removal of all of
          -------------
the Tenant's trash and refuse from the Property. The Landlord shall install and maintain one or more trash receptacles outside the Premises. Without limitation of the foregoing, the Tenant shall be responsible for proper disposal off the Property of all Hazardous Materials used or brought onto the Premises or the Property by the Tenant or any Tenant Responsible Party.

6.   Certain Covenants.
     -----------------

     6.1  Permitted Uses.  The Tenant shall occupy the Premises only for the
          --------------
Permitted Uses, and shall not injure or deface the Premises or the Property, nor permit in the Premises any auction sale. Landlord hereby certifies that the lawful uses of the Premises under the Newton Zoning Ordinance include office use, certain research and development use and certain manufacturing uses. The Tenant shall not permit in the Premises any nuisance (other than consistent with Permitted Uses and then so long as it is limited to Building N-2 and does not interfere with any other tenant's use and enjoyment), or the emission from the Premises of any objectionable noise, odor or vibration, nor do or permit any act or thing on the Premises or the Property which is contrary to any requirement of law, or which constitutes a public or private nuisance, or which might impair the value of the Property, or which is liable to invalidate or increase premiums for any insurance on the Premises or the Property or their contents (unless the Tenant agrees to pay the Landlord for the total increased cost of such premiums), or which is liable to render necessary any alteration or addition to the Premises or the Property, nor commit or permit any waste in or with respect to the Premises or the Property.

     6.2  Laws and Regulations and Other Compliance; Liens.  The Tenant shall
          ------------------------------------------------
comply with all applicable laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, regulations, rules, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary in effect from time to time applicable with respect to the Tenant's use and occupancy of the Premises, including, without limitation, by making, any alterations to the Premises required as a result of the Tenant's specific use and occupancy, subject to the provisions of this Lease regarding alterations by the Tenant. Without limitation of the foregoing, the Tenant shall comply with applicable local, state and federal laws, ordinances, regulations and orders relating to industrial hygiene, environmental protection, and public health and safety and any applicable permits, licenses, and other governmental or regulatory approvals regarding the discharge or emission of regulated materials or wastes in connection with Tenant's specific operations and occupancy at the Premises. Tenant shall pay all costs related to such compliance, where such compliance requirements are triggered by Tenant's specific use, whether as specifically authorized hereunder or not, (and are not triggered by the inherent character of the space as used for office and administrative uses respectively). Tenant's authorized use hereunder is development, maintenance and marketing of software and other communication technologies; provided, however, that whether or not Tenant may lawfully engage in such business is at the risk of Tenant as set forth in Exhibit A. The Tenant shall comply with all instruments now of record which now or at any time hereafter may be applicable to the Premises or any part thereof, or any of the adjoining sidewalks, curbs, fences and vaults, if any, or the ownership or use of any thereof, of which Tenant has received actual written notice, provided that the same do not materially adversely affect the rights and remedies of Tenant pursuant to this Lease.; conform to all requirements of all customary policies of insurance covering the Premises or insuring the Landlord or the Tenant in connection therewith and the standards recommended by the Boston Board of Fire Underwriters applicable to the Tenant's use and occupancy of the Premises; and not do or permit to be done on or in connection with the Leased Premises any act or thing which might impose any liability or responsibility upon the Landlord except those arising from Permitted Uses expressly permitted hereunder, in which case such uses may be exercised but Tenant hereby agrees that it assumes any and all liability or responsibility therefor; and not to subject the Leased Premises to any mortgage, lien, encumbrance or charge, and to discharge any such mortgage, lien, encumbrance or charge which may arise. The Tenant shall, at the Tenant's sole cost and expense, obtain all permits, licenses and approvals required by any governmental authority for the Tenant's specific use and activities for Permitted Uses on the Premises.

     6.3  Rules and Regulations.  The Tenant shall not unreasonably obstruct in
          ---------------------
any manner any portion of the Property not hereby leased; and shall comply with all reasonable rules and regulations of uniform application to all occupants of the Property now or hereafter made by the Landlord, of which the Tenant has been given notice, for the care and use of the Buildings, and the Property Common Areas (the "Rules and Regulations"). The initial Rules and Regulations are attached hereto as Exhibit E. The Landlord shall not be liable to the Tenant
                   ---------
for the failure of other occupants of the Property to conform to any of the Rules and Regulations, but the Landlord shall enforce such Rules and Regulations in a non-discriminatory and uniform manner.

     6.4  Safety Compliance.  The Tenant shall keep the Premises equipped with
          -----------------
all safety appliances required by law or ordinance or any other regulations of any public authority or reasonable insurance underwriting requirements of which the Tenant has been given reasonable prior notice and procure all licenses and permits so required because of such use and, if requested by the Landlord, do any work so required because of such use and such requirements, it being understood that the foregoing provisions shall not be construed to broaden in any way the Tenant's Permitted Uses. Landlord acknowledges that as of the Commencement Date, all such safety appliances as are required for the use of the Premises for office and administrative purposes shall have been installed and be in good working order.

     6.5  Landlord's Entry.  The Tenant shall permit the Landlord, its agents
          ----------------
and any ground lessor and mortgagee, upon no less than 24 hours prior notice except in the case of emergencies, to enter the Premises at all reasonable hours for the purpose of inspecting or of making repairs to the same, and for the purpose of showing the Premises to prospective purchasers, investors, ground lessors and mortgagees during normal business hours s, and to prospective tenants during the last twelve (12) months of the Term. In connection with such entry, the Landlord shall exercise reasonable efforts to minimize any interference with the Tenant's use of the Premises. In addition, the Master Landlord shall have the right to enter the Premises pursuant to Section 6 of the Master Lease to the extent provided therein. Landlord acknowledges that Tenant may restrict inspections to the extent reasonably necessary to maintain confidentiality with respect to its proprietary codes, software and other intellectual property; provided, however, such restrictions shall not result in denying Landlord access to any part of the Premises.

     6.6  Personal Property Tax.  The Tenant shall pay promptly when due all
          ---------------------
taxes which may be imposed upon the Tenant's personal property (including, without limitation, fixtures and equipment) in the Premises to whomever assessed.

     6.7  Assignment and Subleases.

     (a) The Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, and that neither the Premises nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of the Tenant, or used or occupied or permitted to be used or occupied, by anyone other than the Tenant, or for any use or purpose other than a Permitted Use, or be sublet (which term, without limitation, shall include granting of concessions, licenses and the like) in whole or in part, or be offered or advertised for assignment or subletting by the Tenant or any person acting on behalf of the Tenant, without, in each case, the prior written consent of the Landlord, which consent shall not be unreasonably withheld and, in the event that the Landlord consents to any subletting, no subtenant in any event shall be permitted to further assign, sublet or otherwise transfer its interest under this Lease, except in accordance with this section in any manner described in this paragraph (a). Subject to the provisions of paragraph (b) hereof, the provisions of this paragraph (a) shall apply, without limitation, to a transfer (by one or more transfers) of a controlling portion of or interest in the stock or partnership or membership interests or other evidences of equity interests in the Tenant as if such transfer were an assignment of this Lease; provided that if equity interests in the Tenant at any time are or become traded on a public stock exchange, the transfer of equity interests in the Tenant on a public stock exchange shall not be deemed an assignment within the meaning of this Section.

     Landlord acknowledges that Tenant's affiliate, Lifef/x Networks, Inc. may occupy the Premises with Tenant. Further, notwithstanding anything else to the contrary herein, assignments by operation of law or otherwise by reason of "mergers and acquisitions" shall not require the consent of Landlord provided that the net worth of the Assignee or resulting entity will be not less than the greater of (i) Tenant's net worth as of the Commencement Date or (ii) Tenant's net worth as of the last day of the third calendar month next prior to the date of such Merger or Acquisition. As used herein, the term "mergers and acquisition" shall include (i) a statutory merger (ii) a statutory consolidation, (iii) a transfer of all or substantially all assets to another entity, or (iv) a so-called reorganization within the meaning of Section 368 of the Internal Revenue Code as amended.

     (b)  Acceptance of Rent.  No such assignment, subletting or occupancy shall
          ------------------
be deemed a waiver of the terms of this Lease. Any consent by the Landlord to a particular subletting or occupancy or any assignment by reason of "merger or acquisition" shall not in any way diminish the prohibition stated in paragraph
(a) as to any future assignment or subletting, or the continuing liability of the original named Tenant. No assignment or subletting hereunder shall relieve the Tenant from its obligations hereunder, and the Tenant shall remain fully and primarily liable therefor. No assignment or subletting shall expand the signage rights provided for by this Lease.

       (c) In the event Landlord consents to any assignment or subletting one half of any rent payable to Tenant in excess of the Annual Fixed and Additional Rent (i.e. Tax Increases and Operating Cost Increase payable by Tenant under this Lease) shall be the sole property of Landlord, payable as Additional Rent upon demand of Landlord; however, prior to calculating the amount of such excess rent to be shared by Landlord and Tenant, Tenant shall be entitled to net out (and retain) as amortized over the remaining term of the Lease the following of its out-of-pocket third-party costs of such transaction: reasonable attorney's fees, broker's commission, and advertising/marketing costs, tenant improvement costs, tenant inducements and other reasonable out-of pocket expenses incurred in connection with such assignment or subletting.

7.   Indemnity and Insurance.
     -----------------------

     7.1  Tenant's Indemnity.  To the maximum extent this agreement may be made
          ------------------
effective according to law, and except as otherwise expressly provided in this Lease, the Tenant agrees to indemnify and save harmless the Landlord from and against all claims, loss, or damage of whatever nature to the extent, except to the extent that the same results from the negligence or willful misconduct of Landlord, or the Landlord's Responsible Parties (as hereinafter defined): (i) directly arising from any negligent act or omission relating to an express obligation under this Lease or willful misconduct of any Tenant Responsible Party or any accident, injury to or death of persons or loss of or damage to property whatsoever, in each case occurring in the Premises during the Term and thereafter, so long as the Tenant is in occupancy of any part of the Premises, or (ii) arising from any accident, injury or damage occurring outside the Premises but in or on the Property Common Areas, or any other areas within the Buildings or on the Land, where such accident, injury or damage results directly from the Tenant's negligence act or omission relating to an express obligation under this Lease on the part of any Tenant Responsible Party; provided that the foregoing indemnity shall not include any cost or damage to the extent arising from the negligence or willful misconduct of the Landlord or the Landlord's contractors, licensees, invitees, agents, servants or employees or others for whom the Landlord is legally responsible (collectively, with the Landlord, "Landlord Responsible Parties") or if caused by the acts or omissions of any other tenant or such tenant's contractors, licensees, invitees, agents, servants or employees. This indemnity and hold harmless agreement shall include indemnity against reasonable attorneys' fees and all other reasonable costs, expenses and liabilities incurred or in connection with any such claim or proceeding brought thereon, and the defense thereof. The claims subject to the foregoing indemnity by Tenant shall include any claims by the Master Landlord under Section 9(a) of the Master Lease arising from the Tenant's negligent acts or omissions in connection with use or occupancy of the Premises. This Indemnification Obligation shall be governed by the provisions of Section 7.6.

     7.2  Liability Insurance.  The Tenant agrees to maintain in full force from
          -------------------
the date upon which the Tenant first enters the Premises for any reason, throughout the Term, and thereafter, so long as the Tenant is in occupancy of any part of the Premises:

            (a) a policy of comprehensive general liability insurance under which the Master Landlord, the Landlord (and the Landlord's managing agent, any ground lessor and any holder of a mortgage on the Property of whom the Tenant is notified in writing by the Landlord), Bull HN Information Systems Inc. ("Bull"), Honeywell Inc. ("Honeywell") and Polaroid Corporation, are named as additional insureds if naming Bull and Honeywell may be done at no added cost (or if the same may be procured at added cost, provided that Landlord shall elect to reimburse Tenant for such added cost) and under which the insurer provides a contractual liability endorsement insuring against all cost, expense and liability arising out of or based upon any and all claims, accidents, injuries and damages described in Section 7.1, in the broadest form of such coverage from time to time available; and

            (b)  workers' compensation insurance as required by state law.

     The following policy requirements shall apply to the extent that, with best efforts, they are commercially available at commercially reasonable expense. Each such policy shall be noncancellable and nonamendable with respect to the Master Landlord and its mortgagees, the Landlord, its managing agent and such ground lessors and mortgagees, Bull and Honeywell, without thirty (30) days' prior written notice to the Landlord, its managing agent and such ground lessors and mortgagees and, at the election of the Landlord, either a certificate of insurance or a duplicate original policy shall be delivered to the Landlord prior to the Commencement Date or any entry into the Premises by the Tenant prior to the Commencement Date, and in any event, not less than thirty (30) days prior to expiration. The minimum limits of liability of such comprehensive general liability insurance shall be Five Million Dollars ($5,000,000.00) for combined bodily injury (or death) and damage to property (per occurrence), or such higher amount as the Landlord reasonably may require from time to time, taking into account amounts commonly carried by similar tenants in similar buildings in the vicinity of the Property. Such liability limits may be satisfied by adding Tenant's so-called "umbrella" liability coverage to its base general liability insurance. The Landlord shall carry such liability insurance with respect to operations at the Property as may from time to time reasonably be deemed prudent by the Landlord or required by any mortgagee holding a first mortgage thereon or any ground lessor of the Land. All such insurance shall be written by companies of recognized financial standing which are authorized to do an insurance business in Massachusetts. Such insurance may be obtained by the Tenant by endorsement on its blanket insurance policies. Every such policy shall contain, to the extent obtainable, an agreement by the insurer that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of the Master Landlord, the Landlord, or the Tenant which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) the occupation or use of the Premises for purposes more hazardous than permitted by the terms of such policy, (ii) any foreclosure or other action or proceeding taken by any of the Master Landlord's mortgagees of which the Tenant has notice pursuant to any provision of any such mortgagees' mortgage upon the happening of an event of default, as defined therein, or (iii) any change in title or ownership of the Property. The Tenant shall deliver to the Landlord promptly after the execution and delivery of this Lease the original or duplicate policies or certificates of the insurance required to be carried by Tenant hereunder, and the Tenant shall, within thirty
(30) days prior to the expiration of any such insurance, deliver other original or duplicate policies or other certificates of insurance evidencing the renewal of such insurance. The Tenant shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required hereunder unless each of the Master Landlord and the Landlord is included therein as a named insured. The Tenant shall promptly notify the Landlord whenever any such separate insurance is obtained and shall deliver to the Landlord the policy or policies or certificates evidencing the same.

     Should the Tenant fail to effect, maintain or renew any insurance provided for in this Section, or to pay the premium therefor, or to deliver to the Landlord any of such policies or certificates, then and in any of said events the Landlord, at its option, but without obligation so to do, may, upon five (5) days notice to the Tenant of its intention to do so, procure such insurance, and any sums expended to procure such insurance shall be Additional Rent hereunder and shall be repaid by the Tenant within five (5) days following the date on which the Tenant receives notice that such expenditure has been made by the Landlord.

     7.3  Tenant's Risk.  The Tenant agrees to use and occupy the Premises and
          -------------
to use such other portions of the Property as the Tenant is herein given the right to use at the Tenant's own risk. The Landlord shall not be liable to the Tenant, its employees, agents, invitees or contractors for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to the Tenant's business)except to the extent that the same arises from the negligence or willful misconduct of the Landlord, based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Premises or the Property, any fire, robbery, theft, mysterious disappearance and/or any other crime or casualty, the actions of any other tenants of the Property or of any other person or persons, or any leakage in any part or portion of the Premises or the other Buildings, or from water, rain or snow that may leak into, or flow from any part of the Premises or the other Buildings, or from drains, pipes or plumbing fixtures in the Premises or the other Buildings. Any goods, property or personal effects stored or placed in or about the Premises shall be at the sole risk of the Tenant, and neither the Landlord nor the Landlord's insurers shall in any manner be held responsible therefor, except to the extent that the same arises from the negligence or willful misconduct of Landlord. Notwithstanding the foregoing, the Landlord shall not be released from liability for any injury, loss, damages or liability to the extent arising from any negligence or willful misconduct of the Landlord Responsible Parties; provided, however, that in no event shall the Landlord have any liability to the Tenant for indirect or consequential damages such as lost profits or other such losses of the Tenant's business as a result of interruption. The Tenant shall carry "all-risk" property insurance on a "replacement cost" basis, insuring the Tenant's removable property and any alterations made by the Tenant pursuant to Article 4, to the extent that the
                                           ---------
same have not become the property of the Landlord.

     7.4  Property Insurance.  The Landlord shall carry such property insurance
          ------------------
upon and with respect to the Premises (including the improvements to be made to the Premises pursuant to Section 2.9 of this Lease) and the Property Common Areas as may from time to time reasonably be deemed prudent by the Landlord or required by any mortgagee holding a first mortgage thereon or any ground lessor of the Land, and in any event, an "all risk" property insurance policy (or its equivalent from time to time), on a full replacement cost basis, subject to a commercially reasonable deductible and exclusive of foundations, site preparation and other nonrecurring construction costs. The Landlord's insurance pursuant to this Section 7.4 may be in the form of a blanket policy, so long as it provides for an agreed amount with respect to the

Premises and the Property Common Areas. The Tenant shall carry property insurance upon and with respect to all of its tenant improvements (other than the tenant improvements to be made to the Premises pursuant to Section 2.9 of this Lease, which shall be Landlord's responsibility to insure), fixtures, equipment and personal property located on the Premises, insuring against loss by fire and other risks which are required to be insured against by the Landlord.

     7.5  Waiver of Subrogation.  Any insurance carried by either party under
          ---------------------
this Lease with respect to the Buildings, the Land, the Premises, parking facilities or any property therein or occurrences thereon shall, without further request by either party, if it can be so written without additional premium, or with an additional premium which the other party elects to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss, including, without limitation, injury or loss caused by negligence of such other party, due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

     7.6  Indemnity Procedural Provisions.
          -------------------------------

     The following provisions shall apply to the indemnities provided for by this Lease. For purposes of this section, the party obligated to provide an indemnity hereunder is referred to as the "Indemnitor", and the party benefited by the indemnity is referred to as the "Indemnified Party."

       (a ) An Indemnitor shall have no obligation of indemnity hereunder with respect to any claim, suit, indemnity or proceeding hereunder unless a reasonably prompt written notice is given to the Indemnitor by the Indemnified Party after the Indemnified Party becomes aware of a reasonable likelihood, or receives actual notice, of the making of any claim or the commencement of any suit, action or proceeding giving rise or potentially giving rise to the liability of the Indemnitor hereunder (an "Indemnified Claim").

       (b ) The Indemnitor shall be entitled to participate in, and assume sole control over, the defense of any such Indemnified Claim with counsel at its own expense; provided, however, that (i) the Indemnified Party shall be entitled to participate in the defense and to employ counsel at its own expense to assist in such defense; and (ii) the Indemnitor shall obtain the prior written approval of the Indemnified Party, which shall not be unreasonably withheld or delayed, before entering into any settlement or ceasing to defend against any such Indemnified Claim, if pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief would be imposed against the Indemnified Party. Such a settlement by the Indemnitor shall not require the consent of the Indemnified Party if such settlement shall not materially adversely impact on the Indemnified Party or on the Property. After written notice by the Indemnitor to the Indemnified Party of the Indemnitor's election to assume control of the defense of any such Indemnified Claim pursuant to the terms hereof, the Indemnitor shall not be liable to any Indemnified Party hereunder for any expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, provided, however, that if the Indemnitor fails to take reasonable steps necessary to defend diligently such Indemnified Claim within twenty (20) calendar days after receiving written notice from an Indemnified Party that such Indemnified Party believes that the Indemnitor has failed to take such steps, such Indemnified Party may assume its own defense, and the Indemnitor will be liable for all reasonable costs and expenses paid or incurred in connection therewith. Without the prior written consent of the Indemnified Party, the Indemnitor will not enter into a settlement of any Indemnified Claim that would lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder. If a firm offer is made to settle an Indemnified Claim without leading to liability or the creation of a financial or other obligation on the part of an Indemnified Party, and the Indemnitor desires to accept and agree to such offer, the Indemnitor will give written notice to such Indemnified Party to that effect. If such Indemnified Party fails to consent to such firm offer within ten (10) calendar days after its receipt of such notice, such Indemnified Party may continue to contest or defend such Indemnified Claim and, in such event, the maximum liability of the Indemnitor as to such Indemnified Claim will not exceed the amount of such settlement offer, plus reasonable costs and expenses (not including expenses of settlement) paid or incurred by such Indemnified Party through the end of such ten (10) calendar day period. In no event shall any Indemnified Party settle any claim for which any Indemnified Party seeks indemnification hereunder without the prior written consent of the Indemnitor.

       (c) In any proceeding involving the Indemnified Claim of any third party, the Indemnitor and each Indemnified Party shall cooperate fully in the defense of any such claim. Without limiting the generality of the foregoing, each Indemnified Party shall furnish the Indemnitor such documentary or other evidence as is then in its possession as may be reasonably requested by the Indemnitor for the purpose of defending any such Indemnified Claim.

       (d) Any notices to an Indemnified Party hereunder shall be given pursuant to the notices provision hereof.

       (e) To the extent that Tenant shall carry insurance coverages and limits substantially as required hereunder, the Tenant shall not have the obligation to defend if the Tenant's insurance company shall defend against any such claims nor shall the Tenant have the obligation to pay or settle any such claim so long as Tenant's insurance company shall settle or pay such claim, to the extent that the insurance company does in fact pay the same. To the extent that Landlord shall carry insurance coverages and limits substantially as required hereunder, the Landlord shall not have the obligation to defend if the Landlord's insurance company shall defend against any such claims nor shall the Landlord have the obligation to pay or settle any such claim so long as Landlord's insurance company shall settle or pay such claim, to the extent that the insurance company does in fact pay the same.

8.   Casualty and Eminent Domain.
     ---------------------------

     8.1  Restoration Following Casualties.  If, during the Term, a portion of
          --------------------------------
the Premises or any of the Property Common Areas shall be damaged by fire or other casualty ("Damaged Area"), subject to the exceptions and limitations provided below, the Landlord shall proceed promptly to exercise diligent efforts to restore the Damaged Area to substantially the condition thereof at the time of such damage, but the Landlord shall not be responsible for delay in the

Landlord's receipt of insurance proceeds or any delay in such restoration which may result from any External Cause. The Landlord shall have no obligation to expend in the reconstruction of the Damaged Area more than the actual amount of the insurance proceeds actually received by the Landlord with respect to the fire or other casualty plus the amount of any deductible. Any restoration of the Damaged Area shall be altered to the extent necessary to comply with then current laws and applicable codes. Further, the Landlord shall have no obligation to repair or restore any tenant improvements made by the Tenant (other than the improvements made to the Premises pursuant to Section 2.9 hereof and then only to the extent such improvements are insured and that adequate insurance proceeds are released to Landlord to pay for such repairs or restoration) or any of the Tenant's trade fixtures or personal property.

     In case during the Term hereof, the Premises shall be "partially damaged" (but not "substantially damaged", as that term is hereinafter defined) by fire or other casualty, Landlord shall promptly proceed to repair such damage and restore the Premises, to substantially their condition at the time immediately before such damage, provided further, that Landlord shall not be responsible for any delays which may result from any cause beyond Landlord's reasonable control. As used herein "partially damaged" shall mean damaged to such an extent that said Premises can reasonably be expected to be restored within sixty (60) days after the commencement of restoration work. If such restoration is not substantially complete within ninety (90) days after the date of such casualty, Tenant may elect to terminate this Lease by fifteen (15) days written notice to Landlord specifying in what respects said restoration is incomplete, which termination will be effective upon such fifteenth (15/th/) day, unless the restoration is then substantially completed.

     In case the Premises shall be "substantially damaged" (as hereinafter defined) by fire or other casualty, the Landlord shall give written notice to Tenant within forty-five (45) days after such casualty as to whether or nor the damage can be repaired and the Premises restored before the expiration of two hundred twenty-five (225) days after such casualty. If the Landlord shall notify the Tenant that such damage can not be restored within said period, said notice shall be deemed to be an election to terminate this Lease effective, as specified therein, not less than thirty (30) nor later than sixty (60) days after the date of such notice. If in good faith the Landlord shall notify that such damage will be restored within said period of two hundred twenty-five (225) days, the Landlord shall promptly commence repair and restoration and pursue the same diligently to completion without undue delay.

     8.2  Termination Elections.  In the event that (a) at any time during the
          ---------------------
Term the Premises is damaged by fire or other casualty such that the damage cannot be substantially restored within two hundred twenty-five (225) days after the casualty, or (b) at any time during the last year of the Term the Premises are damaged by fire or other casualty such that the damage cannot be substantially restored within one year after the casualty (either such event, a "Substantial Casualty"), Landlord shall have the right, at any time within sixty
(60) days after the casualty to terminate this Lease by giving written notice to the Tenant, and, in addition, if the Landlord's mortgagee, ground lessor or other lender refuses in the event of a Substantial Casualty to make the insurance proceeds available to the Landlord for repair and restoration, the Landlord shall have the right, at any time within thirty (30) days after receiving notice from the mortgagee, ground lessor or other lender of its refusal to release the insurance proceeds, but in no event later than one hundred twenty (120) days following the casualty, to terminate this Lease by giving written notice to the Tenant.

     8.3  Casualty at Expiration of Lease.  Notwithstanding anything to the
          -------------------------------
contrary contained in this Lease, if the Premises shall be damaged by fire or casualty in such a manner that the Premises cannot, in the ordinary course, reasonably be expected to be repaired within thirty (30) days from the date of such fire or casualty and such damage occurs within the last twelve (12) months of the Term (as the same may have been extended prior to such fire or casualty), either party shall have the right, by giving notice to the other not later than thirty (30) days after such damage, to terminate this Lease, whereupon this Lease shall terminate as of the thirtieth (30/th/) day after such notice.

     8.4  Eminent Domain.  Except as hereinafter provided, if the Premises, or
          --------------
such portion thereof (or the access thereto unless comparable replacement access is provided) as to materially impair (if reconstructed to the maximum extent practicable in the circumstances) the continued conduct of the Tenant's business at the Premises, or the Property Common Areas, or such portion thereof as to render the Premises inaccessible such that the continued conduct of the Tenant's business at the Premises is materially impaired, shall be taken by condemnation or right of eminent domain and the Landlord has no reasonable means of remedying or replacing said problem within two hundred and seventy (270) days after the date of such taking, the Tenant or Landlord shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than forty five (45) days after the effective date of such taking. If so much of the Premises, or so much of the Property Common Areas, shall be so taken that it would be appropriate to raze the Premises, or due to the lack of sufficient proceeds from the eminent domain taking not retained by any mortgagee or ground lessor, what may remain of the Premises and the Property cannot be put into a condition such that the continued conduct of the Tenant's business is not materially impaired, then each of the Landlord and the Tenant may terminate this Lease by giving notice to the other of its desire to do so not later than forty five (45 ) days after the effective date of such taking.

     Should any part of the Premises or the Property be so taken or condemned during the Term, and should this Lease be not terminated in accordance with the foregoing provisions, the Landlord agrees to use diligent efforts to put what may remain of the Premises and the Property into proper condition for use and occupation as nearly like the condition of the Premises and the Property prior to such taking as shall be practicable, subject, however, to applicable laws and codes then in existence, and so long as the proceeds actually received by the Landlord from the eminent domain taking are sufficient therefor. In no event shall the Landlord be obligated to expend more than the amount of proceeds from the eminent domain taking actually received by the Landlord on such work.

     8.5  Rent After Casualty or Taking.  If the Premises shall be damaged by
          -----------------------------
fire or other casualty or taking (and prior to any termination of this Lease pursuant to this Article 8), the Annual Fixed Rent and Additional Rent shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by the Tenant. In the event of a taking which permanently reduces the area of the Premises or the Property Common Areas, a just proportion of the Annual Fixed Rent shall be abated for the remainder of the Term. Any disputes between Tenant and Landlord arising hereunder about the extent of any such abatement shall be resolved pursuant to the format set forth in Exhibit I hereto.

     8.6  Taking Award.  Except as otherwise provided in this Section 8.6, the
          ------------
Landlord shall have and hereby reserves and excepts, and the Tenant hereby grants and assigns to the Landlord, all rights to recover for any damages to the Premises and/or any other part of the Property, and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of any such taking, as aforesaid, and by way of confirming the foregoing, subject to this Section 8.6, the Tenant hereby grants and assigns to the Landlord, all rights to such damages or compensation. Nothing contained herein shall be construed to prevent the Tenant from prosecuting in any condemnation proceedings a claim for relocation expenses, trade fixtures, equipment and other personal property of the Tenant that is part of a separate award to the Tenant and which does not diminish the award payable to the Landlord or the Master Landlord as a result of the taking.

9.   Default.
     -------

     9.1  Tenant's Default.  Each of the following shall constitute an Event of
          ----------------
Default:

       (a) Failure on the part of the Tenant to pay the Annual Fixed Rent, or the regular monthly payments of Real Estate Taxes or Operating Expenses for which provision is made herein on or before the date on which the same become due and payable, if such condition continues for five (5) business days after notice from Landlord to Tenant thereof, or failure on the part of the Tenant to pay any balance due determined by reconciling the monthly payments respectively of Real Estate Taxes and Operating Expenses ("Reconciliation Payments") with the actual expenses for any calendar year within fifteen (15) business days after notice from Landlord to Tenant thereof. Tenant agrees that Tenant, even if contesting the same, may not withhold Reconciliation Payments, and that Tenant will not unreasonably withhold payment of any other items of Additional Rent; provided, however, that in the event of any such withholding, Tenant shall provide Landlord with a reasonably detailed explanation with a reasonable basis for any such withholding within thirty (30) days after notice from Landlord that such amount is due. (Notwithstanding the foregoing, Tenant's making of any such payments shall not be deemed an admission that the same are properly due or owed).

Notwithstanding the first sentence of this subparagraph (a), Tenant shall not be entitled to receive such notice from Landlord more than twice during any calendar year as to any default consisting of failure to make any regular monthly payment of (i) Annual Fixed Rent or (ii) Real Estate Taxes or (iii) Operating Expenses.

       (b) Failure on the part of the Tenant to perform or observe any other term or condition contained in this Lease if the Tenant shall not cure such failure within thirty (30) days after notice from the Landlord to the Tenant thereof, provided that in the case of breaches of obligations under this Lease which are susceptible to cure but cannot be cured within thirty (30) days through the exercise of due diligence, so long as the Tenant commences such cure within thirty (30) days and the Tenant diligently and continuously pursues such cure to completion, such breach shall not be deemed to create an Event of Default, so long as Master Landlord does not declare an Event of Default under the Master Lease as a result of such Event of Default hereunder, provided that Landlord shall promptly provide Tenant with a copy of any notice of default served upon Landlord by Master Landlord based upon Article 18 clause (v) and not otherwise;

       (c) The taking of the estate hereby created on execution or by other process of law; or if the Tenant shall make an assignment for the benefit of creditors or shall be adjudicated insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation for the relief of debtors (other than the Bankruptcy Code, as hereinafter defined), or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or the filing of a voluntary petition by the Tenant, or the entry of an order for relief against the Tenant, under Chapter 7, 11, or 13 of 11 U.S.C
(S)101 et seq., as amended or replaced from time to time (the "Bankruptcy
       -------
Code"); or a petition shall be filed against the Tenant under any law (other than the Bankruptcy Code) seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of one hundred twenty (120) days (whether or not consecutive), or if any trustee, conservator, receiver or liquidator of the Tenant or of all or any substantial part of its properties shall be appointed without the consent or acquiescence of the Tenant and such appointment shall remain unvacated or unstayed for an aggregate of one hundred twenty (120) days (whether or not consecutive).

     If an Event of Default shall occur, then, in any such case the Landlord lawfully may, immediately or at any time or times thereafter, give notice to the Tenant specifying the Event of Default, and this Lease shall come to an end on the date specified therein, not earlier than thirty (30) nor later than ninety
(90) days after such notice, as fully and completely as if such date were the date herein originally fixed for the expiration of the Lease Term, and the Tenant will then quit and surrender the Premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

     9.2  Damages.  In the event that this Lease is terminated, at the
          -------
Landlord's election, the Tenant covenants to pay to the Landlord forthwith on the Landlord's demand, as compensation, an amount (the "Lump Sum Payment") equal to the excess, if any, of the discounted present value (discounted at an annualized rate that is equitable at the time of the total rent ("Fixed Rent", "Real Estate Taxes" and "Operating Expenses") reserved for the remainder of the Term over the then discounted present fair rental value of the Premises for the remainder of the Term. Alternatively, at the Landlord's election, the Tenant shall pay punctually to the Landlord all the sums ("Periodic Payments") which the Tenant covenants in this Lease to pay in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by the Tenant under the foregoing covenant, the Tenant shall be credited with the amount of the net proceeds of any rent obtained by reletting the Premises, after deducting the just and proportional part of the Landlord's reasonable expenses in connection with such reletting, including, without limitation, repossession costs, brokerage commissions, reasonable fees for legal services and expenses of preparing the Premises for such reletting. The Landlord may (i) relet the Premises, or any part or parts thereof, for a term or terms which may, at the Landlord's option, exceed or be equal to or less than the period which would otherwise have constituted the balance of the Term, and may grant such concessions and free rent as the Landlord considers necessary to relet the same and (ii) make such alterations, repairs and improvements in the Premises as the Landlord considers necessary to relet the same. Landlord shall use reasonable efforts to mitigate its damages in the event of a termination pursuant hereto.

     9.3  Cumulative Rights.  The specific remedies to which the Landlord may
          -----------------
resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by the Tenant of any provisions of this Lease. Nothing contained in this Lease shall limit or prejudice the right of the Landlord to prove for and obtain in proceedings for bankruptcy, insolvency or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     9.4  Landlord's Self-Help.  If the Tenant shall at any time default in the
          --------------------
performance of any obligation under this Lease, the Landlord shall have the right, but not the obligation, upon not less than ten (10) days' prior written notice to the Tenant (except in case of emergency, in which case no notice need be given), to perform such obligation, and the reasonable costs to Landlord thereof shall be payable by the Tenant to the Landlord upon demand as Additional Rent. The Landlord may exercise its rights under this Section without waiving any other of its rights or releasing the Tenant from any of its obligations under this Lease.

     9.5  Intentionally Omitted
          ---------------------

     9.6  Late Charges and Interest on Overdue Payments.  In the event that any
          ---------------------------------------------
payment of Annual Fixed Rent or Additional Rent, except such specified components of Additional Rent as are being reasonably contested as expressly permitted under Section 9.1 (a) hereof shall not be paid within ten (10) days of the date the same is due, regardless of whether the same constitutes an Event of Default, there shall become due to the Landlord from the Tenant, as Additional Rent and as compensation for the Landlord's extra administrative costs in investigating the circumstances of late rent, a late charge of five percent (5%) of the amount overdue. In addition, any Annual Fixed Rent and Additional Rent (except such specified components of Additional Rent as are being reasonably contested as expressly permitted under Section 9.1(a) hereof) not paid within five (5) days of when due shall bear interest from the date due to the Landlord until paid at the variable rate (the "Default Interest Rate") equal to the higher of (i) the rate from time to time at which interest accrues on amounts not paid when due under the terms of the Landlord's first mortgage financing for the Premises, as from time to time in effect, and (ii) one hundred and fifty percent (150%) of the Interest Rate, but in no event higher than the maximum rate permitted by law.

     9.7  Consequential Damages.  Notwithstanding anything in this Lease to the
          ---------------------
contrary, in no event shall either party be liable to the other under this Lease for incidental, indirect, special or consequential damages of any kind or nature regardless of the form of action through which such damages are sought.

10.  Environmental Matters.
     ---------------------

     10.1 Tenant's Use of Hazardous Materials.
          -----------------------------------

       (a) Tenant may use chemicals such as lubricants, solvents and cleaning fluids of the kind and in amounts and in the manner customarily found and used in the operation of an office in order to conduct its business at the Premises and to maintain and operate customary office machinery located in the Premises (all such chemicals being referred to herein as the "Permitted Materials"). Tenant shall not use, store, handle, treat, transport, release or dispose of any other Hazardous Materials on or about the Premises or the Property without Landlord's prior written consent, which Landlord may withhold or condition in Landlord's sole discretion. Any handling, treatment, transportation, storage, disposal or use of Hazardous Materials by the Tenant in or about the Premises or the Property shall comply with all applicable Environmental Laws. The Tenant shall not dispose of any Hazardous Materials on the Property, and shall not dispose of Hazardous Materials in any trash receptacles or other facilities or areas on the Property. Neither the Premises, nor any other part of the Property shall be used in any manner by the Tenant for the storage of any Hazardous Materials, except for the temporary storage of the Permitted Materials on the Premises, provided the Permitted Materials are properly stored in a manner and location complying with all applicable Environmental Laws. The Tenant shall be responsible for obtaining any required authorizations, licenses or permits and paying any fees and providing any testing required by any governmental authority in connection with the Permitted Materials. No portion of the Premises or the Property shall be used by the Tenant as a landfill or a dump. The Tenant shall not install any underground tanks of any type. The Tenant shall not bring any Hazardous Materials onto the Premises or the Property, except for the Permitted Materials, and if so brought or found thereon, the Tenant, at its sole cost and expense, shall immediately remove, properly dispose of, and diligently undertake all required cleanup procedures with respect to the same pursuant to all applicable Environmental Laws.

       (b ) The Landlord and the Landlord's representatives shall have the right, but not the obligation, during normal business hours upon twenty four
(24) hours prior notice (except in the case of an emergency) to enter the Premises for the purpose of inspecting the storage, use and disposal of Hazardous Materials and to ensure compliance with all Environmental Laws.
Should it be determined, in the Landlord's reasonable opinion, that any Hazardous Materials are being improperly stored, used or disposed of, the Tenant shall immediately take such corrective action, as reasonably requested by the Landlord. Should the Tenant fail to commence such corrective action as promptly as is reasonably possible, but in no event less than ten (10) business days after receiving notice following the Tenant's receipt of Landlord's written notice thereof (except that only notice as may be practical shall be required in an emergency), the Landlord shall have the right to perform the corrective action, and the Tenant shall reimburse Landlord upon demand as Additional Rent for any and all costs associated with the corrective action. If, at any time during or after the Term, the Premises or any other part of the Property are deemed by a governmental agency to be in violation of any Environmental Law as a result of the Tenant's Permitted Materials or any other Hazardous Materials produced, stored or brought onto the Premises, or the Tenant's use or occupancy of, or activity on or about the Premises or the Property, then the Tenant shall diligently institute and prosecute to completion remediation and cleanup procedures in full compliance with all Environmental Laws.

       (c) Tenant shall give written notice to Landlord as soon as reasonably practicable of (i) any communication received by Tenant from any governmental authority concerning Hazardous Materials which relates to the Premises or the Property, and (ii) any Environmental Condition of which Tenant is aware to the extent the Environmental Condition is on the Premises, and of which Tenant has actual knowledge to the extent the Environmental Condition is on the Property in a location other than the Premises. For purposes hereof, "Environmental Condition" shall mean any disposal, release or threat of release of Hazardous Materials on, from or about the Premises or the Property or storage of Hazardous Materials on the Property. The Tenant shall provide to the Landlord, as and when required by the Landlord (which may be required by Landlord whenever it has reasonable cause to so require and, otherwise, no more often than once in any when required by the Landlord (which may be required by Landlord whenever it has twelve (12) month period), evidence that the Tenant is using such Hazardous Materials in compliance with all Environmental Laws, and the Tenant shall comply with reasonable safeguards established by the Landlord for the Property Common Areas with respect to the delivery and transportation of the Hazardous Materials to the Premises.

     10.2 Tenant's Environmental Indemnification.   The Tenant agrees to
          --------------------------------------
indemnify, defend and hold harmless the Master Landlord, the Landlord and any prior or successor tenant under the Master Lease and their respective shareholders, officers, directors, employees, agents, successors and assigns (together, the "Landlord Indemnitees"), from and against any and all claims, demands, liabilities, damages, losses, deficiencies, and expenses (including, without limitation, reasonable legal, accounting, consulting, engineering, and other expenses), which may be imposed upon, incurred by, or asserted against any of the Landlord Indemnitees by any other party or parties (including, without limitation, a governmental entity), arising out of, in connection with, or relating to the subject matter of:

              (a ) any actual or alleged Release or Threat of Release of any Hazardous Material at or from the Premises in connection with the use and possession of the Premises by the Tenant or any assignee or subtenant of the Tenant, or in connection with any operations of the Tenant or any assignee or subtenant of the Tenant at the Premises, including without limitation, a Release or Threat of Release of Hazardous Material which was first located at the Premises and was subsequently transported to another location; or

     (b) any actual or alleged violation of an Environmental Law in connection with the use and possession of the Premises by the Tenant or any assignee or subtenant of the Tenant, or with any operations of the Tenant or any assignee or subtenant of the Tenant thereon; or

     (c) The parties agree that (i) the Tenant shall not be responsible for any environmental condition or contamination either at the Premises or at the Property unless caused by the acts or omissions of Tenant, its servants, agents or invitees and arising from and after the Commencement Date, and that while,
(ii) Tenant shall not be responsible for any environmental condition or contamination at the Premises unless caused by Tenant, its servants, agents or invitees; there shall be a rebuttable presumption as to any such environmental condition or contamination arising after the Commencement Date within the Premises that the same was caused by the Tenant unless the Tenant can rebut such presumption. Notwithstanding anything to the contrary contained herein, the Tenant shall not be responsible for any environmental condition or contamination outside the Premises unless the same was caused by the Tenant, its servants, agents or invitees, and there shall be a rebuttable presumption that the same was not caused by the Tenant, its servants, agents, invitees, assignees or subtenants if such condition arises outside of the Premises.

The provisions of this Section shall survive the expiration or earlier termination of the Term.

     10.3 Landlord's Environmental Indemnification. The Landlord agrees to
          ----------------------------------------
indemnify, defend and hold harmless the Tenant and its shareholders, officers, directors, employees, agents, successors and assigns (together, the "Tenant Indemnitees") from and against any and all claims, demands, liabilities, damages, losses, deficiencies and expenses (including without limitation reasonable legal, accounting, consulting, engineering, and other expenses), which may be imposed upon, incurred by, or asserted against any of the Tenant Indemnitees by any other party or parties (including, without limitation, a governmental entity), arising out of, in connection with, or relating to the subject matter of:

     (a) any actual or alleged Release or Threat of Release of any Hazardous Material at or from the Property in connection with the use and/or possession of the Property by the Landlord, and any predecessor, assignee or subtenant of the Landlord, or in connection with any operations of the Landlord any predecessor, assignee or subtenant of the Landlord), including without limitation, a Release or Threat of Release of Hazardous Material which was first located at the Property and was subsequently transported to another location; or

     (b) any actual or alleged violation of an Environmental Law in connection with the use and/or possession of the Property by the Landlord and any predecessor, assignee or subtenant of the Landlord), or with any operations of the Landlord (and any predecessor, assignee or subtenant of the Landlord) thereon.

The provisions of this Section shall survive the expiration or earlier termination of the Term.

11.  Mortgagees' and Ground Lessors' Rights.
     --------------------------------------

     11.1 Subordination, Non-Disturbance and Attornment.  This Lease shall be
          ---------------------------------------------
subject and subordinate to any future mortgage or ground lease on the Property, provided that the Tenant receives as part of such subordination an agreement of non-disturbance and attornment from the holder. If such subordination shall run in favor of an institutional holder of any future mortgage or in favor of an institutional landlord under the Master Lease, such document shall be in form and substance acceptable to any such institutional holder or institutional landlord under the Master Lease. As used herein, the term "institutional holder" or "institution" means a bank, trust company, insurance company, pension
fund, or credit issuing organization such as GECC or GMAC.   If such
subordination is to run in favor of a non-institutional holder or of a non-institutional landlord under the Master Lease, then the subordination is to be in reasonable and customary form. The Tenant agrees on request of the Landlord to execute, acknowledge and deliver from time to time any reasonable documentation necessary to effectuate the provisions of this Section 11.1, and shall execute and return such document within fifteen (15) days of receipt thereof the failure of which shall constitute a default hereunder., upon the expiration of five (5) days after Landlord has given Tenant notice of such
failure unless Tenant shall have complied within said five (5) days.   Landlord
shall exercise diligent efforts to obtain a non-disturbance agreement from the then current mortgagee of the Property, if any. Any subordination requested from a future mortgagee of the Premises must include a standard and customary form of non-disturbance agreement for the benefit of Tenant.

     11.2 Estoppel Certificates.  The Tenant shall from time to time, upon not
          ---------------------
less than fifteen (15) days' prior written request by the Landlord, execute, acknowledge and deliver to the Landlord a written certification, with a true and correct copy of this Lease attached thereto, (i) that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications);
(ii) that the Tenant has no knowledge of any defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and Additional Rent and to perform its other covenants under this Lease (or if there are any defenses, offsets, or counterclaims, setting them forth in reasonable detail); (iii) that there are no known uncured defaults of the Landlord or the Tenant under this Lease (or if there are known defaults, setting them forth in reasonable detail);
(iv) the dates to which the Annual Fixed Rent, Additional Rent and other charges have been paid; (v) that the Tenant has accepted and is in full possession of the Premises (to the extent that the same is true) ; (vi) the Term, the Commencement Date, and any other relevant dates, and that the Tenant has been in occupancy since the Commencement Date and paying rent since the specified date;
(vii) that, except as set forth in this lease, no monetary or other considerations, including, but not limited to, rental concessions, special tenant improvements or Landlord's assumption of prior lease obligations of Tenant have been granted to Tenant by Landlord for entering into this Lease;
(viii) the extent to which the Tenant has exercised the options set forth in
Section 2.5; and (ix) such other matters with respect to the Tenant and this Lease as the Landlord may request and as are customarily to be included in such
certifications.   Failure by Tenant to comply with the terms of this Section
11.2 shall constitute a default hereunder upon the expiration of five (5) business days after Landlord has given Tenant notice of such failure unless the Tenant shall have complied within said five (5) business days. On the Commencement Date, either party shall, at the request of the other, promptly execute, acknowledge and deliver to the other a statement in writing that the Commencement Date has occurred. The parties intend that this section 11.2 be reciprocal so that the Tenant shall be entitled also to such written certification upon request from time to time and this paragraph shall be read as if it had so been made reciprocal; provided, however, Landlord's failure to provide such certification on a timely basis hereunder shall not constitute a default by Landlord hereunder.

12.  Miscellaneous.
     -------------

     12.1 Intentionally Deleted
          ---------------------

     12.2 Notices.  Whenever any notice, approval, consent, request, election,
          -------
offer or acceptance is given or made pursuant to this Lease, it shall be in writing. Communications and payments shall be addressed, if to the Landlord, at both the Landlord's Address and the Landlord's Counsel Address for Notices as set forth in Exhibit A or at such other address as may have been specified by
             ---------
prior notice to the Tenant; and if to the Tenant, at the Tenant's Address for Notices, but in each case also at the Tenant's Counsel Address for Notices, or at such other place as may have been specified by prior notice to the Landlord. Any communication so addressed shall be deemed duly given on the earlier of (i) the date received or (ii) on the date on which tender of delivery is made. If the Landlord by notice to the Tenant at any time designates some other person to receive payments or notices, all payments or notices thereafter by the Tenant shall be paid or given to the agent designated until notice to the contrary is received by the Tenant from the Landlord. If the Tenant by notice to the Landlord at any time designates some other person to receive payments or notices, all payments or notices thereafter by the Landlord shall be paid or given to the agent designated until notice to the contrary is received by the Landlord from the Tenant.

     12.3 Successors and Limitation on Liability of the Landlord.  The
          ------------------------------------------------------
obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations on the Tenant's rights set forth herein above, and except that the Landlord and each successor landlord shall be liable only for obligations accruing during the period of its tenancy under the Master Lease, or if applicable, its ownership of the Property. The obligations of the Landlord shall be binding upon the assets of the Landlord consisting of its equity ownership of the Property, if so owned, and if not, the Landlord's interest in the Master Lease, if any, and if not, there shall be no such limitation. So long as the Landlord shall then own the equity in the Property or be the sole owner of the Tenant's interest in the Master Lease, neither the Tenant, nor anyone claiming by, under or through the Tenant, shall be entitled to obtain any judgment creating personal liability on the part of the Landlord or enforcing any obligations of the Landlord against any assets of the Landlord other than its equity ownership of the Property, or of the leasehold interest under the Master Lease.

     12.4 Waivers.  The failure of the Landlord or the Tenant to seek redress
          -------
for violation of, or to insist upon strict performance of, any covenant or condition of this Lease, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by the Landlord of Annual Fixed Rent or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by either party, unless such waiver be in writing signed by such party. No consent or waiver, express or implied by either party to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     12.5 Acceptance of Partial Payments of Rent.  No acceptance by the Landlord
          --------------------------------------
of a lesser sum than the Annual Fixed Rent and Additional Rent then due shall be deemed to be other than a partial installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided. The delivery of keys to any employee of the Landlord or to the Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

     12.6 Interpretation and Partial Invalidity.  If any term of this Lease, or
          -------------------------------------
the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law. The titles of the Articles and Sections are for convenience only and not to be considered in construing this Lease. This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealings between them with respect to such subject matter.

     12.7 Quiet Enjoyment.  So long as the Tenant pays Annual Fixed Rent and
          ---------------
Additional Rent, performs all other Tenant covenants of this Lease and observes all conditions hereof, the Tenant shall peaceably and quietly have, hold and enjoy the Premises free of any claims by, through or under the Landlord, subject to Landlord's right to terminate this Lease pursuant to Article 8. Tenant acknowledges that Landlord has informed it that Landlord may expand the building in which the Premises are located, and Tenant hereby accepts the fact that there may be noise and other disruptions incident to any such construction. Tenant hereby agrees that such construction work and noise shall not be a default of this Lease so long as the construction and noise do not materially interfere with Tenant's access to the Premises or render Tenant's use of the Premises. Landlord will exercise reasonable efforts to minimize any such disruptions; however, the exercise of such efforts shall not include a requirement that the construction work take place at other than regular business hours.

     12.8 Brokerage.  The Tenant and Landlord both represent and warrant to the
          ---------
other that it has had no dealings with any broker or agent in connection with this Lease other than NAI Hunneman Commercial Company and Grubb & Ellis and each shall indemnify and hold the other harmless from claims for any brokerage commission predicated upon prior dealings with the Landlord or Tenant, respectively, by any broker other than the brokers named in this Section. The Landlord shall be responsible to pay the aforesaid brokers all amounts owed them in connection with the execution of this Lease.

     12.9 Surrender of Premises and Holding Over.  The Tenant shall surrender
          --------------------------------------
possession of the Premises on the last day of the Term and the Tenant waives the right to any notice of termination or notice to quit. The Tenant covenants that upon the expiration or sooner termination of this Lease, it shall, without notice, deliver up and surrender possession of the Premises in the same condition in which the Tenant has agreed to keep the same during the continuance of this Lease and in accordance with the terms hereof, reasonable wear and tear and damage by fire or other casualty or as a consequence of the exercise of eminent domain excepted, first removing therefrom all goods and effects of the Tenant and, to the extent required or permitted under Section 4.2, any leasehold improvements, and repairing all damage caused by such removal. Upon the expiration of this Lease, or, if the Premises should be abandoned by the Tenant, at the time of such expiration or abandonment, if the Tenant or the Tenant's agents, subtenants or any other person should leave any property of any kind or character on or in the Premises, the fact of such leaving of property on or in the Premises shall be conclusive evidence of intent by the Tenant, and individuals and entities deriving their rights through the Tenant, to abandon such property so left in or upon the Premises, and such leaving shall constitute abandonment of the property. Landlord shall have the right and authority without notice to the Tenant or anyone else, to remove and destroy, or to sell or authorize disposal of such property, or any part thereof, without being in any way liable to the Tenant therefor and the proceeds thereof shall belong to the Landlord as compensation for the removal and disposition of such property.

     If the Tenant fails to surrender possession of the Premises upon the expiration or sooner termination of this Lease, the Tenant shall pay to Landlord, as rent for any period after the expiration or sooner termination of this Lease an amount equal to one and one-half (1 1/2) times the Annual Fixed Rent and the Additional Rent required to be paid under this Lease as of the expiration or termination of the Term. Acceptance by the Landlord of such payments shall not constitute a consent to a holdover hereunder or result in a renewal or extension of the Tenant's rights of occupancy. Such payments shall be in addition to and shall not affect or limit the Landlord's right of re-entry, Landlord's right to collect such damages as may be available at law, or any other rights of the Landlord under this Lease or as provided by law.

     12.10  Exhibits.  Exhibits A through Exhibit G attached to this Lease are
            --------   ----------         ----------
hereby incorporated in and made a part of this Lease.

     12.11  Master Lease  Landlord shall at all times keep the Master Lease in
            ------------
full force and effect, except in connection with the exercise of a termination right by reason of a casualty or condemnation of the Premises pursuant to
Section 11 or Section 12 of the Master Lease, subject to the limitations set forth in Section 2.1 of this Lease or in connection with a termination of the Master Lease pursuant to a purchase of the Property by Landlord. In the event that Landlord purchases the Property or the Premises (whether pursuant to the exercise of a right contained within the Master Lease or otherwise), then in any such event this Lease shall become a direct lease between Landlord and Tenant and shall remain in full force and effect despite the termination of the Master Lease or the merger of the Premises demised by the Master Lease with fee simple title to the Property or the Premises. In the event that the consent of the Master Landlord is required pursuant to this Lease, then Landlord shall use reasonable efforts to obtain such consent from the Master Landlord. If the performance of any obligation of Landlord hereunder requires either the performance of the Master Landlord or the consent of the master Landlord, then Landlord shall exercise reasonable efforts to obtain the same from Master Landlord and shall exercise reasonable efforts to enforce any right that it has under the Master Lease to such performance against Master Landlord.

     12.12  Financial Information.   Tenant will cooperate with Landlord's
            -----------------------
request that Tenant provide reasonable information about its own financial status for the benefit of lenders and prospective lenders of Landlord's whenever Landlord may so request.

     EXECUTED as an instrument under seal as of the day and year first set forth above.

                              LANDLORD:

                              NEWTON TECHNOLOGY PARK LLC
                              By: NTP Management Company LLC


                              By:  /s/ John W. Hueber
                                  ------------------------------------
                                  JOHN W. HUEBER, Manager

                              TENANT:

                              LIFEF/X, INC.


                              By:   /s/ Lucie Salmany
                                    -----------------------------
                                    Name:  Lucie Salmany
                                    Title: CHIEF EXECUTIVE OFFICER

                                   EXHIBIT A

                               Basic Lease Terms
                               -----------------


Annual Fixed Rent                                     Annual                                   Monthly
for                          Office(10,000 rsf)       Electricity Charge Total                 Payment
 years 1-5                 ---------------------------------------------------------------------------
                           $290,000 (29.00/Sq. Ft.)      $10,000     $300,000                  $25,000

Initial Term:             Five years commencing on the Commencement Date (as
------------              defined in Section 2.6 of the Lease) and expiring on
                          the last day of the calendar month in which the 5th anniversary of the Commencement Date falls (unless sooner terminated pursuant to the Lease).

Landlord's
----------
                          Address:
                          -------
                          c/o Crosspoint Associates, Inc.
                          217 West Central Street
                          Natick, Massachusetts   01760
                          Attention:  John W. Hueber
                                 and James F. Carlin, III

Landlord's Counsel
------------------
Address for Notices:      Kotin, Crabtree & Strong, LLP
-------------------       One Bowdoin Square
                          Boston, Massachusetts  02114
                          Attn:   Dolph J. Vanderpol, Esquire


Premises:                 All of the second floor of the Building N1, 153
--------                  Needham Street, Newton, Massachusetts, consisting of
                          10,000 rentable square feet as shown on the floor plan
                          attached as Exhibit D.
                                      ---------

Rentable Floor Area
of the Premises:          10,000 square feet
---------------

Permitted Uses:           Office use and other uses permitted by law, but not
--------------            any retail use. If Tenant shall receive notice from
                          the City of Newton that the conduct of Tenant's business of developing, maintaining and marketing software and communication technology is in violation of the applicable zoning and use laws, in such event, if Tenant is unable to obtain the necessary approval to conduct such business, Tenant may elect to terminate this Lease by notice to Landlord and payment of an amount equal to six (6) months Fixed Rent. Such election must be exercised by written notice not later than thirty

                          (30) days following (i) receipt of such notice from the City of Newton or (ii) unsuccessful conclusion of any administrative or judicial proceedings either by way of appealing any such contention by the City of Newton or seeking to establish the validity of Tenant's position that the Premises may be used for the conduct of its business as aforesaid, whichever is later.

Tenant's
--------
Address for Notices:      Attention:  Chief Executive Officer
-------------------       LIFEF/X, INC.
                          153 Needham Street
                          Newton, Massachusetts  02164

Tenant's Counsel          Richard J. Hindlian, Esq.
----------------          Holland & Knight LLP
Address for Notices:      One Beacon Street
-------------------       Boston, Massachusetts   02108

                                   EXHIBIT B

                         Legal Description of the Land
                         -----------------------------


  A certain parcel of land with the buildings thereon situated in Newton, Middlesex County, Commonwealth of Massachusetts, being shown as a lot containing 486,128 square feet more or less on a plan entitled "Plan of Land in Newton Mass", dated August 4, 1967, by Edward F. Carney, Registered Surveyor, bounded and described, as shown on said plan, as follows:

SOUTHEASTERLY    by Needham Street, 843.87 feet;

SOUTHWESTERLY    by land now or formerly of Dearfoot Farms Co., formerly
                 National Dairies Co., 701.55 feet;

NORTHWESTERLY    by land of N.Y.N.H. & Hartford Railroad, 790.79 feet;

NORTHERLY        by land now or formerly of New England Concrete Pipe Co.,
                 176.05 feet; and

NORTHEASTERLY    by land now or formerly of said New England Concrete Pipe Co.,
                 492.74 feet.

                                   EXHIBIT C

                                   Site Plan
                                   ---------

                                   EXHIBIT C




                              [MAP APPEARS HERE]

                                   EXHIBIT D

                                   Floor Plan
                                   ----------

                                   EXHIBIT D

                                   Floor Plan
                                   ----------





                              [MAP APPEARS HERE]

-----------------------------------------------------------------------------------------------------------------------------
Building 1, Needham St.                                              CrossPoint Associates, Inc.
Newton, MA                         Second Floor Plan                 217 West Central St. Nelick, MA 01760 (508) 655-0505
-----------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT E

                             Rules and Regulations
                             ---------------------

I.  The following regulations are generally applicable:

       (a) The public sidewalks and parking areas and other Property Common Areas shall not be obstructed or encumbered by Tenant or used for any purpose other than their intended use.

       (b) No awnings, curtains, blinds shades, screens or other projections shall be attached to or hung on any outside wall of any of the Buildings.

       (c) No show cases or other articles shall be put in front of or affixed to any part of the exterior of any of the Buildings.

       (d) Tenant shall not use the Premises or any part thereof or permit the Premises or any part thereof to be used as a public employment bureau or for the sale of property of any kind at auction, except in connection with Tenant's business.

       (e) Tenant must, upon the termination of its tenancy, deliver to the Landlord all locks, cylinders and keys for the interior and exterior of the Premises.

       (f) Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of neighboring buildings or premises or those having business with them.

       (g) The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

       (h) The Landlord shall have the right, exercisable upon thirty days prior notice to Tenant and without liability to any tenant, to change the name and street address of the Buildings; however, in the event of any such change made by the Landlord, Landlord shall reimburse Tenant for the reasonable expenses incurred by Tenant in changing its letterhead, business cards and other stationary;

II. The following regulations are applicable to any additions, alterations or improvements being undertaken by or for Tenant in the Premises:

  A.   General
       -------

       1. All alterations, installations or improvements ("Alterations") to be made by Tenant in, to or about the Premises shall be made in accordance with the requirements of the Lease itself as further modified by this Exhibit and by contractors or mechanics approved by Landlord.

       2. Tenant shall, prior to the commencement of any work other than Minor Alterations ("Major Alterations"), submit for Landlord's written approval, complete plans for any Alterations, although in the case of Minor Alterations such plans may simply be schematic plans and need not be certified to by an architect or engineer.. Drawings are to be complete with full details and specifications for all of the Major Alterations. (Drawings presented for Landlord's review need not include detailed layout or mapping of voice and data cables.)

       3. Alterations must comply with the Building Code applicable to the Property and the requirements, rules and regulations and any other governmental agencies having jurisdiction.

       4. No work shall be permitted to commence without the Landlord being furnished with a valid permit and all other necessary approvals from agencies having jurisdiction (to the extent but only to the extent that same are required to commence and perform the alterations).

       5. All demolition, removals or other categories of work that may inconvenience other tenants or disturb Property operations must be scheduled in advance and performed before or after normal working hours and Tenant shall provide the Landlord with at least 24 hours' notice prior to proceeding with such work; however, any such demolition, removal and other categories of work that are conducted entirely inside Building N2 may be performed during normal working hours but shall be performed so as to minimize disruption to other tenants to the maximum extent possible, and any related delivery or removal of materials shall take place at the loading dock at the back of Building N2.

  B.   Prior to Commencement of Work
       -----------------------------

       1. Tenant shall submit to the Landlord a request to perform the work. The request shall include the following enclosures:

          (i) A list of Tenant's contractors and/or subcontractors for Landlord's approval.

          (ii) A complete set of plans and specifications properly stamped by a registered architect or professional engineer, if required under this Lease.

          (iii) A properly executed building permit application form if required.

          (iv) Four executed copies of the Insurance Requirements agreement in the form attached to these Tenant's Work Requirements as Exhibit IR from Tenant's contractor and if requested by Landlord from the contractor's subcontractors.

          (v) Contractor's and subcontractor's insurance certificates including an indemnity in accordance with the Insurance Requirements agreement.

  In connection with Minor Alterations, Tenant shall provide Landlord with prior written notice of the nature and timing of such Minor Alterations as well as copies of plans and specifications, if any, concerning such modifications.

       2. Landlord will return the following to Tenant:

          (i) Two sets of plans approved or a disapproval with specific comments as to the reasons therefor (such approval or comments shall not constitute a waiver of approval of governmental agencies).

          (ii) Two fully executed copies of the Insurance Requirements agreement.

       3. To the extent required to perform any Alterations, Tenant shall obtain a building permit and other necessary permits from other governmental agencies. Tenant shall be responsible for keeping current all permits. Tenant shall submit copies of all approved plans and permits to Landlord and shall post the original permit on the Premises prior to the commencement of any work. All work, if performed by a contractor or subcontractor, shall be subject to reasonable supervision and inspection by Landlord's representative during normal business hours and upon no less than twenty four (24) hours advance notice except in the case of emergencies for which no advance notice shall be required.

  C.   Requirements and Procedures
       ---------------------------

       1. Tenant's contractor shall:

          (i)   have a superintendent or foreman on the Premises at all times;

          (ii) police the job at all times, continually keeping the Premises orderly;

          (iii) minimize disruption to other tenants.

       2. If Tenant's contractor is negligent in any of its responsibilities, Tenant shall be charged for corrective work arising from such negligence.

       3. Upon completion of the Alterations, and to the extent required by applicable law for the lawful occupancy of the Alterations Tenant shall submit to Landlord an unconditional t certificate of occupancy and final approval by the other governmental agencies having jurisdiction.

       4. Tenant shall submit to Landlord a final "as-built" set of drawings showing all items of the Alterations in full detail.

       5. Additional and differing provisions in the Lease (including without limitation the provisions of Article 4 thereof),if any, will be applicable and will take precedence.

       6. Landlord's approval of the plans, drawings, specifications or other submissions in respect of any work, addition, alteration or improvement to be undertaken by or on behalf of Tenant shall create no liability or responsibility on the part of Landlord for their completeness, design sufficiency or compliance with requirements of any applicable laws, rules or regulations of any governmental or quasi-governmental agency, board or authority.

                          Attachment IR to Exhibit E
                      Contractor's Insurance Requirements
                      -----------------------------------


Building:  ____________________________

Landlord:  ____________________________

Tenant:  ______________________________

Premises:  ____________________________

The undersigned contractor or subcontractor ("Contractor") has been hired by the tenant or occupant (hereinafter called "Tenant") of the Building named above (or by Tenant's contractor) to perform certain work ("Work") for Tenant in the Building identified above. Contractor and Tenant have requested the undersigned landlord ("Landlord") to grant Contractor access to the Building and its facilities in connection with the performance of the Work, and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

     1. Contractor agrees to indemnify and save harmless the Landlord, and its officers, employees and agents and their affiliates, subsidiaries and partners, and each of them, from and with respect to any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, bodily injury (including death at any time resulting therefrom) and loss of or damage to property, including consequential damages, to the extent that such injuries to person or property are claimed to be due to negligence of the Contractor except to the extent specifically prohibited by law (and any such prohibition shall not void this Agreement but shall be applied only to the minimum extent required by law). [Landlord agrees to revise this Section to the extent reasonably requested by Contractor].

     2. Contractor shall provide and maintain at its own expense, until completion of the Work, the following insurance:

         (a) Workmen's Compensation and Employers, Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for by applicable law.

         (b) Comprehensive General Liability Insurance including coverages for Protective and Contractual Liability (to specifically include coverage for the indemnification clause of this Agreement) for not less than the following limits:

               Personal Injury:

               $3,000,000 per person
               $10,000,000 per occurrence

              Property Damage:
              $3,000,000 per occurrence $3,000,000 aggregate

              In the case of Minor Alterations, the Personal Injury limits may be reduced to $1,000,000 per person and $5,000,000 per occurrence.

          (c) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits:

              Bodily Injury:
              $1,000,000 per person
              $1,000,000 per occurrence

              Property Damage:
              $1,000,000 per occurrence

     Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days' prior written notice of the cancellation of any of the foregoing policies.

     3. Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

        (a) Comprehensive General Liability Insurance including Protective and Contractual Liability coverages with limits of liability at least equal to the limits stated in paragraph 2(b).

        (b) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) with limits of liability at least equal to the limits stated in paragraph 2(c).

     Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.


     Agreed to and executed this ___ day of _____________, 2000.

                              Contractor:

                              By: ________________________


                              By: ________________________


                              By: ________________________

                                   EXHIBIT F

                      Exclusions from Operating Expenses
                      ----------------------------------


(1) costs of repairs or replacements to the extent reimbursed by insurance, other tenants of the Property or other third parties or resulting from eminent domain takings to the extent covered by the award;

(2) Real Estate Taxes on the Property, and any costs which have been previously included in Operating Expenses (whether under the same or a different category);

(3) financing and refinancing costs in respect of any mortgage or ground lease placed upon the Property or leasehold estate or the Master Lease, including, without limitation, debt service, amortization, points and commissions in connection therewith and rent or other charges payable under any ground or underlying lease (including, without limitation, the Master Lease);

(4) costs of selling or syndicating any of Landlord's interest in the Premises, leasehold estate, and/or the Property;

(5)  brokerage fees or commissions;

(6) interest or penalties for any delinquent payments by Landlord unless and to the extent resulting from the Tenant's failure to pay, when and as due, the Tenant's Operating Expenses or Taxes Allocable to the Premises (in which case the Tenant shall be responsible for 100% of such interest or penalties);

(7) the cost of making leasehold improvements and decorations to any leasable space including, without limitation, to prepare the same for occupancy by a tenant thereof, or thereafter for the benefit of a particular tenant or tenants, or other costs for rentable space that would normally be borne by the Tenant of such space, such as repairs within the space, or utility service or consumption for that space, whether or not vacant.

(8) any expenditures on account of Landlord's acquisition of air or similar development rights unless said development rights provide additional parking or amenities for the benefit of all Tenants;

(9)  the cost of capital improvements or replacements in excess of the
                                                      ------------
     amortization therefor on a straight-line basis over the useful life of the item as determined by taking the average of the useful life as determined by industry standards and as determined in accordance with generally accepted accounting principles, consistently applied, together with interest on the unamortized balance at Landlord's actual borrowing rate on funds borrowed for the purpose of constructing such capital improvements or replacements or at the Interest Rate if there is no such borrowing;

(10) costs of constructing additions to any existing buildings on the Property, or new buildings on the Property, or otherwise further developing additional rentable space on the Property;

(11) Landlord's depreciation of the Buildings or other improvements or amortization of personal property or equipment, except as provided in clause (12) above;

(12) the cost of providing any service to Tenant for which Landlord shall receive direct payment from the Tenant; and

(13) salaries and other compensation (including, without limitation, fringe benefits) of executives or principals of Landlord, or of employees not employed at and for the benefit of the Property, except as to such employees, only to the extent for actual services performed at the Property; and

(14) any environmental costs, including, without implied limitation, for evaluating or remediating any environmental condition, contamination or release.

                                   EXHIBIT G

                                Landlord's Work
                                ---------------

      Landlord shall paint premises, clean carpets and provide new vestibule.

                                   EXHIBIT H

                                  Master Lease

                                       57